                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SERVICE EXPERTS, INC.
               -----------------------------------------------
              (Name of Registrant as Specified in Its Charter)

  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No Fee Required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)     Title of each class of securities to which transaction
                 applies:
                          -----------------------------------------------------.

         (2)     Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------.

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------

                 --------------------------------------------------------------.

         (4)     Proposed maximum aggregate value of transaction:
                                                                 --------------.

         (5)     Total fee paid:
                                -----------------------------------------------.


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:
                                        ---------------------------------------.

         (2)     Form, Schedule or Registration Statement No.:
                                                              -----------------.

         (3)     Filing Party:
                              -------------------------------------------------.

         (4)     Date Filed:
                            ---------------------------------------------------.

                                     [LOGO]

                               111 WESTWOOD PLACE
                                   SUITE 420
                          BRENTWOOD, TENNESSEE  37027

To Our Stockholders:

                 You are cordially invited to attend the Annual Meeting of Stockholders, which is to be held on Friday, May 2, 1997, at 9:00 a.m. at the SunTrust Financial Center, Fifth Floor, 424 Church Street, Nashville, Tennessee. The following pages contain the formal notice of the Annual Meeting and our Proxy Statement which describe the specific business to be considered and voted upon at the Annual Meeting.

                 It is important that your shares be represented at the meeting. Whether or not you expect to attend in person, we would greatly appreciate your efforts to return the enclosed Proxy as soon as possible. If you decide to attend the Annual Meeting, you may withdraw your Proxy should you wish to vote in person.

                 We look forward to seeing you at the Annual Meeting.

                                        Sincerely yours,

                                            [SIG]

                                        ALAN R. SIELBECK
                                        Chairman of the Board and
                                        Chief Executive Officer

                             SERVICE EXPERTS, INC.
                               111 WESTWOOD PLACE
                                   SUITE 420
                          BRENTWOOD, TENNESSEE  37027

                               -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                              FRIDAY, MAY 2, 1997

                               -----------------

                 Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Service Experts, Inc. (the "Company") will be held on Friday, May 2, 1997 at 9:00 a.m. at the SunTrust Financial Center, Fifth Floor, 424 Church Street, Nashville, Tennessee, for the following purposes:

                          (1) To approve the proposed amendment to the Company's 1996 Incentive Stock Plan to (i) increase from 700,000 to 1,300,000 the number of shares of Common Stock authorized thereunder, (ii) require that no more than 250,000 shares of Common Stock be awarded to any person in a three-year period and (iii) eliminate the requirement of stockholder approval of certain administrative amendments;

                          (2) To approve the proposed amendment to the Company's 1996 Employee Stock Purchase Plan to increase from 100,000 to 200,000 the number of shares of Common Stock authorized thereunder;

                          (3) To adopt the Company's 1997 Nonqualified Stock Option Plan;

                          (4) To elect two nominees as Class I directors of the Company;

                          (5) To certify the appointment of Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 1997; and

                          (6) To transact such other business as may properly come before the meeting or any adjournments thereof.

                 Only stockholders of record at the close of business on March 26, 1997 will be entitled to vote at the Annual Meeting.

                 The enclosed Proxy Statement contains more information pertaining to matters to be voted on at the Annual Meeting. Please read the Proxy Statement carefully.

                 Each stockholder who does not plan to attend the Annual Meeting is requested to date, sign and return the accompanying Proxy in the enclosed, postage-paid envelope.

                                        By Order of the Board of Directors,

                                               [SIG]

                                        ANTHONY M. SCHOFIELD
                                        Chief Financial Officer,
                                        Secretary and Treasurer

Nashville, Tennessee
April 7, 1997

                             SERVICE EXPERTS, INC.
                               111 WESTWOOD PLACE
                                   SUITE 420
                          BRENTWOOD, TENNESSEE  37027

                               -----------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 2, 1997

                               -----------------

                 This Proxy Statement is furnished to the holders of Common Stock, $.01 par value per share ("Common Stock"), of Service Experts, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") to be voted at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held on Friday, May 2, 1997 at 9:00 a.m. at the SunTrust Financial Center, Fifth Floor, 424 Church Street, Nashville, Tennessee, and at any adjournments or postponements thereof.

                 Only the holders of Common Stock of record at the close of business on March 26, 1997 will be entitled to vote at the Annual Meeting. On such date, 13,694,377 shares of Common Stock were outstanding. Each stockholder is entitled to one vote per share held of record on the record date. This Proxy Statement and the accompanying proxy are first being mailed on or about April 7, 1997.

                 A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, is required to constitute a quorum. If a quorum is not present at the time of the Annual Meeting, or if for any reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn or postpone the Annual Meeting with or without a vote of the stockholders. If adjournment is proposed by the Company, the person named on the enclosed proxy card will vote such shares for which they have voting authority in favor of adjournment.

                 All shares of Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no specification is made, the proxies will be voted in favor of the matters listed on the proxy card. Directors must be elected by a plurality of votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting if a quorum is present.
All other matters shall be determined based upon the vote of the majority of votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting if a quorum is present. Abstentions and broker non-votes will not have the effect of voting in opposition to a director or of a vote against the other proposals.

                 All expenses of the Annual Meeting, including the cost of soliciting proxies, will be paid by the Company. The Company may reimburse persons holding shares in their names for others, or holding shares for others who have the right to give voting instructions, such as brokers, banks, fiduciaries and nominees, for such persons' reasonable expenses in forwarding the proxy materials to their principals.

                 Any stockholder giving a proxy may revoke it by delivering a written notice of such revocation to the Secretary of the Company at 111 Westwood Place, Suite 420, Brentwood, Tennessee 37027 prior to the Annual Meeting, by submitting to the Company a more recently dated proxy or by attending the Annual Meeting and voting at any time before it is exercised.

                 In voting by proxy for the election of two nominees as Class I directors to serve three year terms, stockholders may vote in favor of both nominees, withhold their votes as to both nominees or withhold their votes as to a specific nominee. If no instructions are indicated, such proxies will be voted FOR the election of both nominees as directors.

PROPOSAL 1:      APPROVAL OF AMENDMENTS TO THE COMPANY'S 1996 INCENTIVE STOCK
                 PLAN

                 The Board of Directors adopted, subject to the approval of the stockholders, amendments to the Company's 1996 Incentive Stock Plan (the "Incentive Plan") (i) increasing the number of authorized shares of Common Stock that may be issued under the Incentive Plan to 1,300,000, (ii) requiring that no more than 250,000 shares of Common Stock be awarded to any person in a three-year period and (iii) eliminating the requirement of stockholder approval of certain administrative amendments.

DESCRIPTION OF PROPOSED AMENDMENTS

                 Currently, 700,000 shares of Common Stock have been reserved for issuance pursuant to options granted under the Incentive Plan, of which 657,811 are subject to outstanding options. If the amendments are approved, an additional 600,000 shares would be available for grant under the Incentive Plan. The Incentive Plan currently does not restrict the number of shares that may be granted to any person. The amendments, if approved, would require that no more than 250,000 shares of Common Stock be awarded under an option to any person during a three-year period. In addition, the Incentive Plan currently requires stockholder approval of any amendment that could materially increase benefits accruing to option holders, as that term is used in Rule 16b-3 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 ("Rule 16b-3"). If approved, the amendments would limit the requirement of stockholder approval to those matters that are enumerated in Sections 422 and 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

REASONS FOR CHANGES

                 The Board of Directors believes that additional shares should be authorized under the Incentive Plan so that the Company will continue to have a mechanism to attract and motivate quality employees as the Company continues to implement its growth strategy. The limit on the number of shares that can be awarded to an individual under an option is recommended, since there currently is no such limit under the Incentive Plan, and this restriction will enable the Company to treat compensation recognized by option holders as "performance based" pay under Section 162(m) of the Code. Compensation that is not performance based pay cannot be deducted for tax purposes to the extent it exceeds $1 million in a year. This amendment is intended to preserve the Company's right to deduct compensation recognized by option holders, as described under "Federal Income Tax Consequences." Finally, the Board of Directors believes that it is appropriate to eliminate the Rule 16b-3 requirements for stockholder approval of future amendments because Rule 16b-3 has been itself amended to delete these stockholder approval requirements. Instead, consistent with the requirements of the Code, the amended Incentive Plan will require stockholder approval of amendments that increase the aggregate number of shares that can be issued pursuant to the Incentive Plan, change the class of employees eligible to receive "incentive stock options" (described in Section 422 of the Code), change the maximum number of shares that can be awarded to any employee under an option, or increase the period during which options may be granted or exercised.

DESCRIPTION OF INCENTIVE PLAN

                 The purpose of the Incentive Plan is to provide a performance incentive to employees and others who perform services that enhance the value of stockholders' equity. Plan participants, from time to time, are awarded (i) incentive stock options ("ISOs") as defined in Section 422 of the Code, (ii) options that are not so qualified as incentive stock options ("NQSOs") and
(iii) stock appreciation rights ("SARs"). These awards are intended to serve as an encouragement to participants in the Incentive Plan to remain with the Company and to more closely align their interests with the interests of the Company and its stockholders. The Incentive Plan will terminate in 2006 if not terminated earlier.

                 The compensation committee of the Board of Directors (the "Compensation Committee") is authorized to administer the Incentive Plan and to award options and SARs to Company employees and to certain others who provide significant services to the Company. ISOs may be granted only to Company employees. If the stockholders approve a proposal to adopt the Company's 1997 Nonqualified Stock Option Plan, it is anticipated that the Compensation Committee will award only ISOs under the Incentive Plan.

                 The Compensation Committee determines which individuals are to receive awards under the Incentive Plan, whether to award ISOs, NQSOs or SARs and the exercise prices and vesting dates of award. The exercise price of NQSOs may not be less than 85% of the fair market value of the Common Stock on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant (110% in the case of an individual who, at the time of the grant, owns more than 10% of the total outstanding Common Stock, as determined in good faith by the Compensation Committee). The aggregate fair market value of Common Stock with regard to which ISOs are exercisable by an individual for the first time during any calendar year may not exceed $100,000. No option shall be exercisable after the expiration of ten years from the date the option is granted (five years in the case of ISOs granted to employees who at the time of grant own more than 10% of the total outstanding Common Stock).

                 The Company has granted options to purchase 657,811 shares of Common Stock under the Incentive Plan. The exercise price under which options have been granted has been the fair market value of the Company's Common Stock on the date of grant, which has ranged from $13.00 to $27.88 per share. All awards of options have been made so that one-third of the award becomes exercisable on each anniversary date of the award, commencing with the second anniversary. As of March 26, 1997, the aggregate market value of the 657,811 shares of Common Stock underlying the options issued pursuant to the Incentive Plan was approximately $14.2 million.

                 Once an option has become exercisable, the participant may purchase shares of Common Stock from the Company by paying the exercise price in cash or in other consideration acceptable to the Compensation Committee.
The Company is authorized to loan, or guarantee loans of, the purchase price of shares issuable upon exercise of options granted under the Incentive Plan.

                 SARs entitle the holder to receive a cash payment equal to the fair market value of a specified number of shares of Common Stock, minus a specified price that is at least 85% of the fair market value of the Common Stock at the time the SAR is granted. SARs may be granted separately or in connection with NQSOs. No SAR is exercisable more than ten years after it is granted. As of March 26, 1997, no SARs had been granted by the Company.

                 Options and SARs awarded under the Incentive Plan become exercisable without regard to the applicable vesting schedule in the event of the death, permanent disability or retirement of the recipient. Subject to limitations on deductibility of "golden parachute" payments described in
Section 280G of the Code, options also become fully exercisable upon the occurrence of a merger or certain other corporate transactions in which the Company is not the survivor.

                 The amount of any award under the Incentive Plan is subject to the discretion, within the terms of the Incentive Plan, of the Compensation Committee and, therefore, cannot be determined in advance. Similarly, the dollar value of such awards cannot be determined prior to their grant. The table below provides information for 1996 regarding the dollar value and the number of shares underlying awards granted under the Incentive Plan.

                              NEW PLAN BENEFITS
                          1996 INCENTIVE STOCK PLAN

                                                              DOLLAR VALUE                  NUMBER OF SHARES
                                                                OF 1996                      UNDERLYING 1996
                    NAME AND POSITION                       STOCK OPTIONS(1)                  STOCK OPTIONS
                    -----------------                       ---------------                   -------------
       Alan R. Sielbeck  . . . . . . . . . . . .                $  350,000                         40,000
       Chairman of the Board and
       Chief Executive Officer

       James D. Abrams . . . . . . . . . . . . .                   350,000                         40,000
       President and Chief Operating Officer

       Anthony M. Schofield  . . . . . . . . . .                   520,000                         40,000
       Chief Financial Officer, Secretary and
       Treasurer

       Executive Group . . . . . . . . . . . . .                 1,220,000                        120,000

       Non-Executive Director Group  . . . . . .                    --                              --

       Non-Executive Officer                                     4,705,846                        537,811
       Employee Group  . . . . . . . . . . . . .

__________________________
(1) Based upon the closing sale price of the Company's Common Stock of $26.00 as reported on The Nasdaq Stock Market's National Market (the "Nasdaq National Market") on December 31, 1996, less the exercise price.

FEDERAL INCOME TAX CONSEQUENCES

                 Tax consequences to the Company and to participants of awards of options will vary with the type of option awarded. A participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an ISO, NQSO or SAR under the Incentive Plan. If the participant does not sell the Common Stock acquired through the option for at least two years after the date of grant of an ISO and one year after exercising the ISO, he will not recognize ordinary income on the purchase of Common Stock. Any gain or loss on the sale of the Common Stock after these holding periods will be subject to capital gains treatment.

                 A participant who disposes of the Common Stock before these holding periods are satisfied will have engaged in a "disqualifying disposition" and will recognize taxable compensation on the difference between the exercise price of the ISO and the fair market value of the Common Stock at the time the ISO was exercised. The participant's basis in the Common Stock after a disqualifying disposition is its fair market value at the time of exercise. The participant will also be subject to tax on capital gain, if any, upon the sale of the Common Stock on the amount realized in excess of the increased basis. Generally, the Company is not entitled to a tax deduction upon the grant of an option or the exercise of an ISO under the Incentive Plan. However, if the participant engages in a disqualifying disposition, the Company may take a tax deduction for the amount of ordinary income recognized by the participant.

                 Upon exercise of a NQSO, the participant recognizes taxable compensation on the difference between the fair market value of the Common Stock and the exercise price paid under the NQSO. The Company is entitled to deduct this amount for tax purposes, provided that the Company pays an appropriate amount of withholding tax to the Internal Revenue Service for the income recognized by the participant. The participant is also subject to capital gains treatment on the subsequent sale of the Common Stock acquired through the exercise of an option.

                 The tax consequences of SARs are similar to those for NQSOs. No income is recognized by the participant on the award of an SAR. Compensation income is recognized on the difference between the exercise price of the SAR and the fair market value of Common Stock on the date the SAR is exercised, or the date that the value of the SAR is no longer subject to adjustment for changes in the value of Common Stock. The Company is entitled to a corresponding deduction for the compensation paid to the participant. Such amounts are treated as ordinary compensation and are subject to normal tax withholding requirements.

                 Corporate deductions for reasonable compensation paid to certain executive officers are limited to $1 million per year under Section 162(m) of the Code. The Company's 1997 Nonqualified Stock Option Plan is intended to be a "performance-based compensation plan" under Section 162(m) of the Code so that all compensation amounts recognized through the exercise of options will be deductible by the Company.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

                 The Company intends to register the additional shares of Common Stock authorized for issuance under the Incentive Plan on a Registration Statement on Form S-8 as soon as practicable after approval by the stockholders.

REQUIRED VOTE

                 Approval of the proposed amendments to the Incentive Plan requires the affirmative vote of the majority of the votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
                  AMENDMENTS TO THE 1996 INCENTIVE STOCK PLAN.

PROPOSAL 2:      APPROVAL OF AMENDMENT TO THE COMPANY'S 1996 EMPLOYEE STOCK
                 PURCHASE PLAN


                 The Board of Directors adopted, subject to approval of the stockholders, an amendment to the Company's 1996 Employee Stock Purchase Plan (the "Employee Plan") increasing the number of authorized shares of Common Stock under the Employee Plan from 100,000 to 200,000.

DESCRIPTION OF PROPOSED AMENDMENT

                 The Employee Plan, as amended, will provide for an increase in the number of shares of Common Stock reserved for purchase under the Employee Plan from 100,000 to 200,000. The purpose of the Employee Plan is to provide an opportunity for employees of the Company and its subsidiaries (collectively, the "Employees") to share in the growth and prosperity of the Company and its subsidiaries by acquiring a proprietary interest in the Company through acquisition of shares of the Company's Common Stock. Of the 100,000 shares reserved for issuance under the Employee Plan, 22,655 shares have been issued under the Employee Plan.

DESCRIPTION OF THE EMPLOYEE PLAN

                 The Employee Plan grants to all eligible Employees an option to purchase shares of Common Stock at a modest discount from market value. The option is granted on January 1 of each year. As of December 31, 1996, the Company employed approximately 1,250 Employees, including 20 Employees at its corporate offices. The Employee Plan is administered by the Compensation Committee. No member of the Compensation Committee is eligible to participate in the Employee Plan.

                 All Employees who have been employed for at least six months are eligible to participate in the Plan, except: (i) Employees who are regularly scheduled to work less than 20 hours per week, (ii) Employees who are regularly scheduled to work fewer than 5 months during the year or (iii) Employees who directly or indirectly own (or would own upon exercise of options) 5% or more of the voting power or the value of all classes of the Company's capital stock.

                 The Employee Plan operates on a yearly basis running from January 1 to December 31 of each year (a "Plan Year"). On the first business day of each year (the "Grant Date"), each eligible Employee is granted an option to purchase shares of Common Stock on the last business day of that year (the "Exercise Date"). The purchase price of the Common Stock under the option is 85% of the Common Stock's market price on either the Grant Date or the Exercise Date, whichever is lower. This right to purchase Common Stock is limited to the number of shares that may be purchased with 10% of the eligible Employee's compensation during the year. Moreover, the amount of Common Stock acquired through the Employee Plan during a calendar year cannot exceed $25,000 (based on the fair market value of the Common Stock on the Grant Date). In order to exercise the option granted under the Employee Plan, an Employee must execute an election to participate form authorizing the Company to automatically deduct a portion of the Employee's regular pay to be held for the purchase of Common Stock. The payroll deductions are deposited in an account established on the records of the Company on behalf of each Employee (the "Contribution Account"). On each Exercise Date, the funds in the participating Employee's Contribution Account are used to purchase shares of Common Stock. Options which are not exercised by the participating Employee terminate on the Exercise Date. In the event an outstanding option expires for any reason, the shares of Common Stock allocable to the unexercised portion of the option may again be subject to option under the Employee Plan.

FEDERAL INCOME TAX CONSEQUENCES

                 The Employee Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. As a consequence, neither the grant nor the exercise of the options will result in taxable income to a participating Employee or a tax deduction for the Company if the Common Stock purchased under the Employee Plan is held for at least one year after the date of purchase. When the

Employee sells the Common Stock after the one-year holding period (or in the event of death), the Employee will recognize ordinary income equal to the lesser of (i) the excess of fair market value at disposition over the amount paid under the option or (ii) the excess of fair market value at the time the option was granted over the option price. The ordinary income recognized will be added to the adjusted basis of the stock and any additional gain will be capital gain. If the Employee sells Common Stock purchased under the Employee Plan before the completion of the one-year holding period, the difference between the fair market value at exercise and the amount paid under the option will be taxable as ordinary income. This amount will be added to the adjusted basis of the Common Stock, and any additional gain or loss will be capital gain. If the shares are sold prior to expiration of the one-year holding period, the Company will be entitled to a tax deduction equal to the amount included as ordinary income to the Employee.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

                 The Company intends to register the additional shares of Common Stock authorized for issuance under the Employee Plan on a Registration Statement on Form S-8 as soon as practicable after approval by the stockholders.

REQUIRED VOTE

                 Approval of the proposed amendment to the Employee Plan requires the affirmative vote of the majority of the votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
              AMENDMENT TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 3:      ADOPTION OF THE COMPANY'S 1997 NONQUALIFIED STOCK OPTION PLAN

DESCRIPTION OF 1997 PLAN

The Board of Directors has adopted the Service Experts, Inc. 1997 Nonqualified Stock Option Plan (the "1997 Plan"). The purpose of the 1997 Plan is to provide a performance incentive to employees and others who perform services that enhance the value of stockholders' equity. Plan participants are from time to time awarded options to purchase shares of Common Stock of the Company as an encouragement to remain with the Company and to more closely align their interests with the interests of the Company and its stockholders.

The Compensation Committee is authorized to administer the 1997 Plan and to award options to employees of the Company and certain others who provide significant services to the Company. The Compensation Committee determines which individuals are to receive options, the number of shares of Common Stock that may be purchased thereunder, the exercise price of an option, and the vesting and termination dates of the option. Under the 1997 Plan, options granted at any time by the Compensation Committee may not exceed that number of shares which equals the sum of (i) 9.5% of the total number of outstanding shares of Common Stock at that time, minus (ii) the number of shares of Common Stock that are authorized for issuance under the Incentive Plan. In other words, the combined number of shares of Common Stock that may be subject to options at any time under the 1997 Plan and the Incentive Plan will not exceed 9.5% of the total number of outstanding shares of Common Stock.

Options granted under the 1997 Plan will not be treated as "incentive stock options" for purposes of Section 422 of the Code. Once an option has become exercisable in whole or in part, under the terms of an option agreement, the holder may purchase shares of Common Stock from the Company by paying the exercise price in cash or in other consideration acceptable to the Compensation Committee. No participant may receive options to purchase more than 250,000 shares of Common Stock during any three-year period under the 1997 Plan. Subject to limitations on deductibility of "golden parachute" payments described in Section 280G of the Code, options will become fully exercisable upon the occurrence of certain corporate transactions in which the Company is not the survivor. The number of shares of Common Stock that may be purchased under an option is automatically adjusted for certain corporate changes, including stock dividends, recapitalizations, stock splits and consolidations.

The 1997 Plan may be amended by the Board of Directors at any time, provided that stockholder approval is required for any amendment that increases the number of shares that may be purchased under an option by any individual or that increases the total number of shares that may be subject to options awarded under the 1997 Plan.

FEDERAL INCOME TAX CONSEQUENCES

The Company is not entitled to take a tax deduction, and a participant does not recognize income, at the time an option is awarded under the 1997 Plan. Upon exercise of the option, the participant recognizes taxable compensation on the difference between the fair market value of the Common Stock and the exercise price paid under the option. The Company is entitled to take a tax deduction on this amount, provided that the Company pays an appropriate amount of withholding tax to the Internal Revenue Service for the income recognized by the participant. The participant is subject to capital gains treatment on the subsequent sale of the Common Stock acquired through the exercise of an option.

Corporate deductions for reasonable compensation paid to certain executive officers are limited to $1 million per year under Section 162(m) of the Code. The 1997 Plan is intended to be a "performance-based compensation plan" under
Section 162(m) of the Code so that all compensation amounts recognized through the exercise of options will be deductible by the Company.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

The Company intends to register the shares of Common Stock authorized for issuance under the 1997 Plan on a Registration Statement on Form S-8 as soon as practicable after approval by the stockholders of the Company.

REQUIRED VOTE

                 Approval of the proposed 1997 Plan requires the affirmative vote of the majority of the votes cast (in person or by proxy) by the holders of Common Stock entitled to vote at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
                      1997 NONQUALIFIED STOCK OPTION PLAN.

PROPOSAL 4:      ELECTION OF DIRECTORS

                 The Company's Restated Certificate of Incorporation ("Restated Certificate") provides that the Board of Directors shall be divided into three classes of as nearly equal size as possible. Approximately one-third of the directors are elected each year. The Board of Directors has nominated the two individuals named below under the caption "Class I Nominees" for election as directors to serve until the annual meeting of stockholders in 2000 or until their successors have been elected and qualified. All of the Class I nominees are currently serving on the Board of Directors of the Company with terms expiring at this Annual Meeting.

                 The Company's Bylaws provide that the Board of Directors shall consist of not less than two nor more than 11 directors as established by the Board of Directors. The size of the Board of Directors has been established at six directors.

REQUIRED VOTE

                 Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The Company's Restated Certificate does not provide for cumulative voting and, accordingly, the holders of the Company's Common Stock do not have cumulative voting rights with respect to the election of directors. Consequently, each stockholder may cast one vote per share for each nominee. Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered thereby FOR the nominees designated by the Board of Directors listed below. Should any nominee become unavailable for election, an event not now anticipated, shares covered by a proxy will be voted for a substitute nominee selected by the current Board of Directors.

CLASS I NOMINEES:

RAYMOND J. DE RIGGI
Age -- 49
Director since June 1996

                 Mr. De Riggi has served as President of United Specialty Food Ingredients Companies, a subsidiary of ConAgra Food Products, a diversified food processing company, since November 1995. From 1992 to 1995, Mr. De Riggi served as Executive Vice President of Pet, Incorporated, a diversified food processing company, and from 1990 to 1992, he served as its Vice President of Operations. From 1987 to 1990, Mr. De Riggi served as President of Whitman's Chocolates, a division of Pet, Incorporated.

NORMAN T. ROLF, JR.
Age -- 50
Director since August 1996

                 Since 1988, Mr. Rolf has served as President of Rolf Coal and Fuel Corp., a subsidiary of the Company for which he previously served as a director and has been employed in various positions since 1966.

CONTINUING DIRECTORS:

                 The persons named below will continue to serve as directors until the annual meeting of stockholders in the year indicated and until their successors are elected and take office. Stockholders are not voting at this Annual Meeting on the election of Class II and Class III directors. The following shows the names, ages and principal occupations of each continuing director and the year in which each was first elected to the Board of Directors.

CLASS II DIRECTORS SERVING UNTIL 1998:

JAMES D. ABRAMS
Age -- 49
Director since March 1996

                 Mr. Abrams has served as President, Chief Operating Officer and as a director of the Company since its inception in March 1996. From 1990 to 1996, Mr. Abrams served as Chief Executive Officer and a director of Contractor Success Group, Inc. ("CSG"), one of the subsidiaries of the Company. Mr. Abrams has served as President of Air Experts, a United Services Co., Inc. ("Air Experts") and Service Experts of Palm Springs, Inc., each a subsidiary of the Company, since 1993. Mr. Abrams has served as President and sole director of Air Comfort Services, Inc., a heating, ventilating and air conditioning ("HVAC") service and replacement business located in Sarasota, Florida, since 1988. Mr. Abrams served, from 1992 to 1996, as Chairman and President of Service Now, Inc. ("Service Now"), a holding company that owns several HVAC businesses, and owned Air Experts and Service Experts of Palm Springs, Inc. prior to their combinations with the Company. He resigned from his positions with Service Now prior to the closing of the initial public offering of the Company on August 21, 1996 (the "IPO"). From 1991 to 1995, Mr. Abrams served as Chief Executive Officer and a director of Future University, Inc. ("Future University"). Mr. Abrams currently serves on the Advisory Board of Boatmen's National Bank (Southern Region).

WILLIAM G. ROTH
Age -- 58
Director since August 1996

                 Mr. Roth served as Chairman of the Board of Directors of Dravo Corporation, a natural resources company that is the largest producer of lime in the United States, from 1989 to 1994. Mr. Roth also served as Chief Executive Officer of Dravo Corporation from 1987 to 1989. From 1985 to 1987, Mr. Roth served as President, Chief Operating Officer and a director of American Standard, Inc., a worldwide manufacturer of air conditioning, plumbing and transportation system products. From 1978 to 1985, Mr. Roth served as Chairman and Chief Executive Officer of The Trane Company, an international manufacturer and marketer of HVAC systems. Mr. Roth currently serves as a director of Amcast Industrial Corporation and Teknowledge Corporation.

CLASS III DIRECTORS SERVING UNTIL 1999:

ALAN R. SIELBECK
Age -- 44
Director since March 1996

                 Mr. Sielbeck has served as Chairman of the Board and Chief Executive Officer of the Company since its inception in March 1996. Mr. Sielbeck has served as Chairman of the Board and President of AC Service and Installation Co., Inc. and Donelson Air Conditioning Company, Inc., each a subsidiary of the Company, since 1990 and 1991, respectively. From 1985 to 1990, Mr. Sielbeck served as President of RC Mathews Contractor, Inc., a commercial building general contractor, and Chief Financial Officer of RCM Interests, Inc., a commercial real estate developing company.

TIMOTHY G. WALLACE
Age -- 38
Director since June 1996

                 Mr. Wallace has served as Vice President of Finance and Chief Financial Officer of Healthcare Realty Trust Incorporated, a company operating as a real estate investment trust, since January 1993. Mr. Wallace was a Senior Manager with responsibility for healthcare and real estate in the Nashville, Tennessee office of Ernst & Young LLP from June 1989 to January 1993. Prior to joining Ernst & Young LLP, he was employed by Arthur Andersen & Co. from September 1980 to June 1989.

INFORMATION REGARDING THE BOARD OF DIRECTORS

                 The Board of Directors held three meetings during 1996, including regular and special meetings. Each director attended at least 75% of the meetings of the Board of Directors and committees thereof on which the director serves. In addition, the Board of Directors took seven actions by unanimous written consent during 1996.

                 The Committees of the Board of Directors consist of an Audit Committee, on which Messrs. De Riggi and Wallace serve, and a Compensation Committee, on which Messrs. Roth and Wallace serve. During 1996, the Audit Committee did not meet. The Compensation Committee did not meet in 1996, but took two actions by written consent. The Audit Committee is responsible for recommending the independent public accountants to the Board of Directors, reviewing audit fees and supervising matters relating to audit functions and other financial controls. The Compensation Committee is responsible for approving compensation arrangements for executive officers of the Company, reviewing compensation plans, granting stock options and SARs and reviewing employee compensation policies. The Board of Directors has no standing nominating committee.

COMPENSATION OF DIRECTORS

                 Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Non-employee directors are granted options to purchase 5,000 shares of Common Stock on the date of such director's election to the Board of Directors at an exercise price equal to the fair market value of the Common Stock on the date the options are granted. In addition, non-employee directors are entitled to receive (i) a fee of $10,000 per year and (ii) options for the purchase of 1,000 shares of Common Stock automatically issued as of January 1 of each year during which the non-employee director serves the Company at a per share price equal to the closing price of the Common Stock on the date of grant. Such newly granted options are immediately exercisable for all shares subject to such options. Board members are reimbursed for their expenses for each meeting attended.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
            FOR THE ELECTION OF ALL OF THE PROPOSED CLASS I NOMINEES
                           TO THE BOARD OF DIRECTORS.

PROPOSAL 5:      SELECTION OF AUDITORS

                 Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed, subject to the approval of the stockholders, the firm of Ernst & Young LLP as independent public accountants to audit the Company's consolidated financial statements for the year ended December 31, 1997. If the appointment of Ernst & Young LLP is not approved by the stockholders, the matter will be referred to the Audit Committee for further review.

                 It is anticipated that representatives of Ernst & Young LLP will attend the Annual Meeting and will have an opportunity to make a statement, if they determine to do so, and will be available to respond to questions at that time.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
       SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC
           ACCOUNTANTS TO AUDIT THE COMPANY'S CONSOLIDATED FINANCIAL
                STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1997.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                 The following table sets forth certain information regarding beneficial ownership as of March 26, 1997 by (i) each director, nominee for director and executive officer, (ii) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company, and (iii) all directors and executive officers as a group. Except as otherwise indicated, the beneficial owners listed below have sole voting and investment power with respect to all shares owned by them, except to the extent such power is shared by a spouse under applicable law.

                                                                                 SHARES            PERCENTAGE OF
                                                                              BENEFICIALLY          OUTSTANDING
                       NAME OF BENEFICIAL OWNER                                 OWNED(1)               SHARES
                       ------------------------                                 --------               ------
 Alan R. Sielbeck(2) . . . . . . . . . . . . . . . . . . . . . . .               820,255                  6.0%

 James D. Abrams(2)  . . . . . . . . . . . . . . . . . . . . . . .               803,044(3)               5.9

 John R. Young(4)  . . . . . . . . . . . . . . . . . . . . . . . .               837,855(3)               6.1

 R. Edward Hutton, Jr.(2)  . . . . . . . . . . . . . . . . . . . .               695,763                  5.1

 Anthony M. Schofield  . . . . . . . . . . . . . . . . . . . . . .                 3,000                   *

 Raymond J. De Riggi . . . . . . . . . . . . . . . . . . . . . . .                 6,000(5)                *

 Timothy G. Wallace  . . . . . . . . . . . . . . . . . . . . . . .                 6,000(5)                *

 William G. Roth . . . . . . . . . . . . . . . . . . . . . . . . .                11,000(5)                *

 Norman T. Rolf, Jr. . . . . . . . . . . . . . . . . . . . . . . .               132,647                   *

 All directors and executive officers as a group (seven persons) .             1,781,946(3)(6)           13.0

----------------------------
*     Less than 1%.
(1) Includes shares of Common Stock subject to options which may be exercised within 60 days of March 26, 1997. Such shares are deemed to be outstanding for the purposes of computing the percentage ownership of the individual holding such shares, but are not deemed outstanding for purposes of computing the percentage of any other person shown in the table.
(2) The indicated person's address is c/o Service Experts, Inc., 111 Westwood Place, Suite 420, Brentwood, Tennessee 37027.
(3) Includes 108,641 shares owned by Service Now, of which Messrs. Abrams and Young are principal stockholders.
(4) Mr. Young's address is c/o John Young & Associates, 13950 Switzer, Overland Park, Kansas 66221.
(5) Includes 6,000 shares subject to outstanding options held by such individuals.
(6) Includes 18,000 shares subject to outstanding options held by such individuals.


           COMPLIANCE WITH REPORTING REQUIREMENTS OF THE EXCHANGE ACT

               Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's securities to file reports of ownership and changes in ownership with the SEC.

               Based solely on a review of copies of reports filed with the SEC and written representations from certain of the Company's directors and executive officers that no other reports were required, the Company notes that William G. Roth filed a report on Form 4 after inadvertently failing to report in a timely manner the purchase of 5,000 shares of Common Stock.

                             EXECUTIVE COMPENSATION

               The following table sets forth summary information concerning compensation paid or accrued by or on behalf of the Company's (i) Chief Executive Officer and (ii) the two other executive officers of the Company (hereinafter, collectively referred to as the "Named Executive Officers") for services rendered in all capacities to the Company for the year ended December 31, 1996:

                         SUMMARY COMPENSATION TABLE(1)

                                                                                                   LONG-TERM
                                                                   ANNUAL COMPENSATION            COMPENSATION
                                                            ---------------------------------   ----------------
                                                                                                   SECURITIES
                        NAME AND                                              OTHER ANNUAL         UNDERLYING
                   PRINCIPAL POSITION              YEAR      SALARY ($)    COMPENSATION($)(2)      OPTIONS(#)
                   ------------------              ----     ------------   ------------------   ----------------
          Alan R. Sielbeck  . . . . . . . . .      1996       $86,538              --                40,000
              Chairman of the Board and
              Chief Executive Officer


          James D. Abrams . . . . . . . . . .      1996        86,538              --                40,000
              President and
              Chief Operating Officer

          Anthony M. Schofield  . . . . . . .      1996        58,385              --                40,000
              Chief Financial Officer,
              Secretary and Treasurer

--------------
(1) Does not include amounts paid by the Company's subsidiaries prior to being acquired by the Company on August 21, 1996.
(2) Perquisites and other personal benefits paid to each of the Named Executive Officers is less than $50,000 or 10% of the total salary and bonus reported for the Named Executive Officers, and, therefore, the amount of such other annual compensation is not reported.

     The following table sets forth information concerning the stock options granted to the Named Executive Officers in 1996:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                             --------------------------------------------------------------
                                                                                                POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED
                                NUMBER OF                                                           ANNUAL RATES
                               SECURITIES        PERCENT OF                                        OF STOCK PRICE
                               UNDERLYING      TOTAL OPTIONS      EXERCISE                          APPRECIATION
                                 OPTIONS         GRANTED TO       OF BASE                          FOR OPTION TERM
                                 GRANTED        EMPLOYEES IN      PRICE        EXPIRATION     ---------------------------
        NAME                     (#)(1)         FISCAL YEAR       ($/SH)          DATE          5% ($)          10% ($)
        ----                 --------------  -----------------  ------------ --------------   ----------      -----------
 Alan R. Sielbeck(1) . . .       40,000            7.72%          $ 17.25        9/26/06        $433,937       $1,099,682


 James D. Abrams(1)  . . .       40,000            7.72             17.25        9/26/06         433,937        1,099,682


 Anthony M. Schofield(2) .       40,000            7.72             13.00        8/15/06         327,025          828,746

-----------
(1) All options were granted pursuant to the Incentive Plan and vest in one-third increments annually beginning September 26, 1998. Potential realizable value is calculated from a base stock price of $17.25, the exercise price of the options granted.
(2) All options were granted pursuant to the Incentive Plan and vest in one-third increments annually beginning August 15, 1998. Potential realizable value is calculated from a base stock price of $13.00, the exercise price of the options granted.

              No options were exercised in the year ended December 31, 1996. The following table summarizes certain information with respect to unexercised options held as of the end of the fiscal year by the Named Executive Officers:

                      AGGREGATED OPTION EXERCISES IN LAST
                        FISCAL YEAR AND FISCAL YEAR END
                                 OPTION VALUES

                                               NUMBER OF SECURITIES
                                              UNDERLYING UNEXERCISED              VALUE OF UNEXERCISED
                                                 OPTIONS AT FISCAL                IN-THE-MONEY OPTIONS
                                                    YEAR-END(#)                 AT FISCAL YEAR-END($)(1)
                                          ------------------------------   ----------------------------------
                  NAME                    EXERCISABLE     UNEXERCISABLE     EXERCISABLE        UNEXERCISABLE
                  ----                    ------------   ---------------   -------------      ---------------
    Alan R. Sielbeck  . . . . . . . .          --            40,000             --               $350,000

    James D. Abrams . . . . . . . . .          --            40,000             --                350,000

    Anthony M. Schofield  . . . . . .          --            40,000             --                520,000

-----------------------
(1) Based upon the closing sale price of the Company's Common Stock of $26.00 per share as reported on the Nasdaq National Market on December 31, 1996, less the exercise price for the options.

              The Company has not awarded SARs to any employee of the Company and has no long-term incentive plans, as such term is defined in SEC regulations.

EMPLOYMENT CONTRACTS AND TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

              Pursuant to employment agreements, effective as of August 21, 1996, Messrs. Sielbeck, Abrams and Schofield are employed as executive officers of the Company. The employment agreements of Messrs. Sielbeck, Abrams and Schofield provide for annual base salaries of $250,000, $250,000 and $110,000, respectively, which salaries are subject to annual review by the Compensation Committee, and bonuses, which amounts will be determined by the Compensation Committee. The term of each employment agreement is three years.

              Each of the Named Executive Officers may terminate his respective employment agreement without cause by giving the Company 90 days prior written notice. Pursuant to the terms of his respective employment agreement, each Named Executive Officer has agreed not to disclose the Company's confidential information and not to compete against the Company during the term of his employment agreement and for a period of two years thereafter.

              In the event a Named Executive Officer is terminated upon a "change-in-control" (as defined in the employment agreement), such Named Executive Officer will be paid all accrued base salary, bonus compensation to the extent earned, vested deferred compensation (other than plan benefits which will be paid in accordance with the applicable plan) and other benefits through the date of termination. In addition, such Named Executive Officer will receive as severance pay his base salary in monthly installments through the remaining term of the agreement, or at his election, a lump sum severance payment equal to the present value of the flow of severance payments that would otherwise be paid to him. Notwithstanding the foregoing, the Company is not required to pay any amount which is not deductible for federal income tax purposes.

              Each Named Executive Officer is entitled to receive his accrued base salary, earned bonus, vested deferred compensation (other than plan benefits which will be paid in accordance with the applicable plan) and other benefits through the date of termination in the event that the Company terminates his employment without cause. In addition, he will receive as severance compensation his base salary for the greater of two years or the remaining term of his employment agreement.

              In the event a Named Executive Officer is terminated for cause (as defined in the employment agreement), he is entitled to receive all accrued base salary, earned bonus compensation, vested deferred compensation (other than plan benefits which will be payable in accordance with the applicable plan) and other benefits through the date of termination, but shall receive no other severance benefits. Each Named Executive Officer's employment agreement may also be terminated if he dies, in which event his estate will receive these same payments and severance payments equal to three months' salary.

              In the event a Named Executive Officer becomes disabled for a period of 60 consecutive days, he is entitled to receive his base salary, insurance, bonus and other benefits for a period of six months from the date such disability began or for such shorter period as he is unable to perform his duties hereunder. In the event he is unable to perform his duties hereunder after the expiration of the six-month period, his employment agreement will terminate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

              The Compensation Committee of the Board of Directors during 1996 consisted of Mr. Roth and Mr. Wallace. None of the members of the Compensation Committee have at any time been an officer or employee of the Company.

EXECUTIVE OFFICERS OF THE COMPANY

              The executive officers of the Company are as follows:

       NAME                                AGE    POSITION
       ----                                ---    --------
       Alan R. Sielbeck  . . . . . . .     44     Chairman of the Board and Chief Executive Officer

       James D. Abrams . . . . . . . .     49     President and Chief Operating Officer

       Anthony M. Schofield  . . . . .     42     Chief Financial Officer, Secretary and Treasurer

              See "Proposal 4: Election of Directors -- Continuing Directors" for information regarding the backgrounds of Messrs. Sielbeck and Abrams.

              Mr. Schofield has served as Chief Financial Officer, Secretary and Treasurer of the Company since June 1996. From 1982 to 1996, Mr. Schofield served as Cost Manager, Vice-President-Controller, Senior Vice-President of Finance, and Division Controller for Perrigo Company of Tennessee, formerly Cumberland-Swan, Inc., a manufacturer of personal care health and beauty aid products. Mr. Schofield is certified by the American Institute of Certified Public Accountants as well as the Institute of Management Accountants, holding both CPA and CMA designations.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

              This report is submitted by the Compensation Committee of the Company at the direction of the Board of Directors pursuant to rules established by the SEC. This report provides certain data and information regarding the compensation and benefits provided to Mr. Sielbeck, the Company's Chief Executive Officer, as well as to Messrs. Abrams and Schofield. The Compensation Committee is responsible for establishing and administering the Company's executive compensation policies and programs within the guidelines of the Company's compensation philosophy.

              Prior to the formation of the Compensation Committee on August 15, 1996, each Named Executive Officer entered into an Employment Agreement with the Company that established his base salary for 1996. The Compensation Committee did not establish or recommend the base salary or bonus for the Named Executive Officers in 1996. Under the terms of the Employment Agreements, the Compensation Committee will determine increases in base salaries and bonus compensation paid to the Named Executive Officers beginning in 1997.

COMPENSATION PHILOSOPHY

              At the direction of the Board of Directors and the Compensation Committee, William M. Mercer, Incorporated ("Mercer") was engaged in late 1996 as an independent compensation consultant for the purpose of assisting the Compensation Committee in developing a comprehensive compensation policy for executives and other key employees that would address the immediate and long-term goals of the Company as a publicly traded corporation. The Compensation Committee's philosophy is to provide significant ownership opportunity to the Named Executive Officers and other key employees so that they will continue to be motivated towards stockholder return and increased stockholder value. With respect to key employees of the HVAC companies owned and operated by the Company, Mercer has recommended and the Compensation Committee is considering performance incentives based on the net revenue and profitability of the individual companies. The compensation policies and programs to be utilized by the Compensation Committee with respect to the Named Executive Officers will be designed to motivate and retain such officers and are expected to consist generally of the following:

              - Base salaries competitive with those paid to executive officers of companies comparable in size and performance to the Company;

              - Annual incentive compensation that reflect the executive officer's contribution to the Company's short-term objectives; and

              - Long-term incentive compensation in the form of stock options and SARs that reflect the executive officer's contribution to the Company's long-term goals.

              The compensation program of the Company for its Named Executive Officers currently consists of (i) base salary and annual incentive compensation in the form of cash bonuses, (ii) long-term incentive compensation in the form of stock options and (iii) use of an automobile with respect to Messrs. Sielbeck and Abrams.

COMPENSATION

              Mercer is currently reviewing compensation practices in selected companies of comparable size and performance and will recommend base salaries, annual incentive target guidelines, equity grant practices and share ownership guidelines for the Named Executive Officers of the Company. In reviewing Mercer's recommendations and determining the Company's executive compensation policies, the Compensation Committee may continue to seek outside data and recommendations of other compensation consultants.

              The following briefly describes the sources of compensation:

              Base Salary. Each of the Named Executive Officers entered into an employment agreement effective August 21, 1996 that established his respective base salary. Under the terms of the employment agreements, the Compensation Committee has the sole discretion to increase the base salaries of the Named Executive Officers. Such increases, if any, to base salary will be made after receiving the recommendation of Mercer and comparisons to the base salaries of executive officers of selected companies similar in size and performance to the Company located in various parts of the United States. In addition, increases to base salaries will be based upon an assessment, reflecting competitive market practices, experience, tenure in position and individual and corporate performance.

              Annual Incentive Compensation. The Named Executive Officers' annual incentive compensation will consist of cash bonuses. Such compensation will be made after receiving the recommendation of Mercer and will reflect the degree to which the Named Executive Officer contributes to the realization of established short-term objectives of the Company. These bonuses are intended to be a substantial incentive for the Named Executive Officers to achieve those objectives. This pay policy will provide annual incentive compensation that is substantially measured as a percentage of base salary, thus enhancing the performance based component of the total cash compensation. The Compensation Committee intends to utilize a formula based upon performance factors, including, but not limited to, a comparison of actual net revenue, pre-tax earnings, profit margins and cash flow from operations achieved during the year compared to targeted amounts for such results. Each of these factors will generally be weighted equally in application of the bonus formula. Annual incentive compensation and the total annual cash compensation are intended to be competitive with prevailing market practices.

              Long-Term Incentive Compensation. The Company's long-term compensation strategy includes the grant of stock options and SARs. The Company grants stock options and SARs to provide a total compensation package which rewards contributions by the Named Executive Officers to the Company's long-term stock performance. These grants are intended not only to motivate and retain the Named Executive Officers in the service of the Company, but to induce them to direct their efforts toward optimizing total return to stockholders as measured over an extended period of time and to more closely align the Named Executive Officers' interests with those of the Company's stockholders.

              Based on Mercer's recommendation, the Compensation Committee will prepare long-term target objectives for the Company and determine the long-term incentive awards to be made to the Named Executive Officers relating to the attainment of these objectives. In 1996, the Compensation Committee granted options to purchase 40,000 shares of the Company's Common Stock to each of the Named Executive Officers. The amounts awarded to the Named Executive Officers reflect their vital role in the formation of the Company and the development of its business plans and procedures.

COMPENSATION PAID IN 1996 TO THE CHIEF EXECUTIVE OFFICER

              Under Alan R. Sielbeck's employment agreement, Mr. Sielbeck's annual base salary is subject to annual increases at the discretion of the Compensation Committee. Mr. Sielbeck is entitled to participate in the Incentive Plan and the 1997 Plan and all other benefit programs generally available to executive officers of the Company. The Company does not provide Mr. Sielbeck with incidental perquisites such as club memberships, financial planning or other similar items, other than use of an automobile. The Compensation Committee did not establish Mr. Sielbeck's 1996 base salary. Pursuant to the terms of his employment agreement entered into prior to the formation of the Compensation Committee, Mr. Sielbeck's base salary for 1996 was $250,000, of which a total of $86,538 was paid to him in 1996. As Chief Executive Officer, Mr. Sielbeck is entitled to earn a bonus on the same basis as all other executive officers of the Company. In 1996, no bonus was paid to Mr. Sielbeck or any of the Company's Named Executive Officers. Mr. Sielbeck was granted options in 1996 to purchase 40,000 shares under the Company's Incentive Plan.

              Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the company's chief executive officer and the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with this statute.



                                        COMPENSATION COMMITTEE

                                        Timothy G. Wallace (Chairman)
                                        William G. Roth

                         COMPARATIVE PERFORMANCE GRAPH


              The following graph compares the percentage change of cumulative total stockholder return on the Company's Common Stock with (a) the performance of a broad equity market indicator, the Russell 2000 Index (the "Broad Index") and (b) the performance of a published industry index, MG Industry Group 059 - Plumbing, Heating and Air Conditioning (the "Industry Index"). The graph begins on August 16, 1996, the date on which the Company's Common Stock first began trading on the Nasdaq National Market, and assumes the investment of $100 on such date in the Company's Common Stock, and the investment of $100 on August 31, 1996 with respect to the Broad Index and the Industry Index.



                                 [INSERT GRAPH]

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


              Prior to the IPO, Mr. Abrams, Mr. Sielbeck, John R. Young, a principal stockholder of CSG, and R. Edward Hutton, Jr., a principal stockholder of AC Service and Installation Co., Inc. and Donelson Air Conditioning Company, Inc., two of the Company's subsidiaries (together, "ACDAC"), received 500,695, 243,706, 473,992 and 243,707 shares of Common
Stock, respectively, as founders of the Company for their services in forming the Company, developing its business plans and procedures and in acquiring the 12 HVAC service and replacement businesses and CSG (collectively, the "Predecessor Companies") acquired in connection with the IPO (the "Combination). These shares do not include the shares of Common Stock received in exchange for their interests in certain of the Predecessor Companies. Following the issuance of such shares, Messrs. Abrams and Young transferred 103,407 and 97,891 shares, respectively, to the other stockholders of Service Now.

              Pursuant to the Combination, and as consideration for their interests in the Predecessor Companies, certain officers, directors and holders of 5% or more of the outstanding Common Stock received cash and shares of Common Stock as follows: Mr. Sielbeck -- $2,513,959 and 576,549 shares; Mr. Abrams -- $2,000,505 and 390,612 shares; Mr. Young -- $2,000,505 and 390,612 shares; Mr. Hutton -- $2,513,959 and 576,549 shares; and Norman T. Rolf, Jr. -- $636,217 and 133,661 shares. Such amounts were determined on the basis of the evaluation by the Company and the representatives of the underwriters of the IPO of the following factors: the financial and operational history and trends of the Predecessor Companies, the experience of the Company's management, the position of the Company in the HVAC service and replacement industry, the Company's prospects and financial results, market conditions for new offerings of securities and the prices of similar securities of comparable companies.

              In connection with the Combination, the Company acquired approximately 36% of the issued and outstanding common stock of Future University in exchange for $2,000 per share in cash, an aggregate of $590,000. The consideration paid was determined by arm's length negotiations between the Company and the stockholders of Future University who agreed to sell their shares to the Company. Mr. Abrams and Mr. Young, who were principal stockholders of Future University, each received $248,000 in the transaction. The Company intends to continue to send its employees to Future University for training.

              Service Now, of which Mr. Abrams and Mr. Young are principal stockholders, is a 48% stockholder of SuccessWare, Inc., a corporation that provides management and financial information systems software to the Company ("SuccessWare"). The Company has implemented a general ledger system utilizing SuccessWare software in all of its service centers (the "Service Centers") and plans to expand its use of other SuccessWare products. In 1996, the Company and its subsidiaries made aggregate payments to SuccessWare of approximately $50,000. The Company expects to make payments to SuccessWare in 1997 of approximately $220,000. In connection with the Combination, the Company acquired all of the capital stock of Air Experts and Service Experts of Palm Springs, Inc., both of which were wholly owned subsidiaries of Service Now. Service Now continues to own and operate other HVAC companies, none of which are located in geographic areas served by existing Service Centers. In addition, the Company purchased from Service Now the exclusive rights to the name "Service Experts" in exchange for $60,000.

              Mr. Abrams and Mr. Young are the sole stockholders of Fusion Filters, Inc. ("Fusion"), which licenses air filters and other products from manufacturers and sublicenses them to HVAC contractors, including certain of the Company's subsidiaries. The Company has not entered into any definitive agreements with Fusion, but certain Service Centers purchase filters from Fusion from time to time. In 1996, the Company's Service Centers made aggregate payments to Fusion of approximately $450,000. The

Company and many of its subsidiaries also utilize, from time to time, the services of Travel Now, Inc., a travel agency, of which Mr. Abrams and Mr. Young are principal stockholders.

              At March 31, 1996, Mr. Sielbeck had outstanding indebtedness payable to ACDAC in the amount of $133,800, consisting of a note payable in the principal amount of $100,000, bearing annual interest at 5% and payable upon demand, and an interest-free advance of $33,800. At March 31, 1996, Mr. Hutton had outstanding indebtedness payable to ACDAC in the amount of $133,800, consisting of a note payable in the principal amount of $100,000, bearing annual interest at 5% and payable upon demand, and an interest-free advance of $33,800. All of this indebtedness was repaid during 1996.

              Prior to the Combination, Messrs. Sielbeck and Hutton purchased from ACDAC the building and underlying real estate on which ACDAC is located and certain residential property for approximately $826,000 and $61,000, respectively. ACDAC purchased the building and real estate for its main facility in 1992 for approximately $729,000 and made certain improvements to such property costing approximately $78,000. ACDAC purchased the residential property in 1994 for approximately $61,000. The sale price for such properties was determined by the board of directors of ACDAC. ACDAC has entered into a lease with Messrs. Sielbeck and Hutton whereby ACDAC will make annual rental payments of approximately $140,000 to Messrs. Sielbeck and Hutton. Management of the Company believes such transactions are on terms that are commercially reasonable and no less favorable to ACDAC than those which could be obtained from unaffiliated third parties.

              On June 20, 1996, the Board of Directors adopted a policy that any transactions between the Company and any of its officers, directors or principal stockholders or affiliates thereof, must be on terms no less favorable than those which could be obtained from unaffiliated parties and must be approved by a majority of the disinterested members of the Board of Directors. The Audit Committee of the Board of Directors is responsible for reviewing all related party transactions on a continuing basis and potential conflict of interest situations where appropriate.

                             STOCKHOLDER PROPOSALS

              If a stockholder wishes to have a proposal considered for inclusion in the Company's proxy materials for the 1998 annual meeting of stockholders, the proposal must comply with the SEC's proxy rules, be stated in writing and be submitted on or before November 30, 1997. Any proposals should be mailed to the Company at 111 Westwood Place, Suite 420, Brentwood, Tennessee 37027, Attention: Anthony M. Schofield, Chief Financial Officer, Secretary and Treasurer.

                                 OTHER MATTERS

              The Board of Directors is not aware of any other matters to be brought before the Annual Meeting. If any other matters, however, are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

              UPON THE WRITTEN REQUEST OF ANY HOLDER OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS, THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO ANTHONY M. SCHOFIELD, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, SERVICE EXPERTS, INC., 111 WESTWOOD PLACE, SUITE 420, BRENTWOOD, TENNESSEE 37027.

                                             By Order of the Board of Directors,

                                                    [Sig]

                                             Anthony M. Schofield
                                             Chief Financial Officer,
                                             Secretary and Treasurer

                                                                     Appendix A
                              SERVICE EXPERTS, INC.

                            1996 INCENTIVE STOCK PLAN


     1. The Purpose of the Plan. This incentive stock plan (the "Plan") is intended to provide an opportunity for the employees and officers of Service Experts, Inc., a Delaware corporation (the "Corporation"), and its subsidiaries, as subsidiaries are defined in section 424 of the Code1 (its "subsidiaries"), to acquire shares of the Corporation's stock and to provide for additional compensation based on appreciation of the Corporation's stock. The Plan provides for the grant of incentive stock options, as defined in Section 422 of the Code ("Incentive Stock Options"), and stock options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options") providing an equity interest in the Corporation's business and the grant of stock appreciation rights, as defined in paragraph 8 ("Stock Appreciation Rights"), as an incentive to service or continued service with the Corporation and to aid the Corporation in retaining and obtaining key personnel of outstanding ability. As used herein, "Stock Incentives" refers to Incentive Stock Options, Non-Qualified Stock Options, and Stock Appreciation Rights.

     2. Stock Subject to the Plan. The maximum number of shares of the Common Stock, $.01 par value per share, of the Corporation (the "Stock") which may be issued under Incentive Stock Options and
--------
1    The "Code" herein refers to the Internal Revenue Code of 1986, as amended.

Non-Qualified Stock Options granted under the Plan (the "Options") and made subject to Stock Appreciation Rights shall be a total of 1,300,000 shares of Stock, which may be either authorized and unissued Stock or Stock held in the treasury of the Corporation, as shall be determined by the Board of Directors of the Corporation. If an Option or Stock Appreciation Right expires or terminates for any reason without being exercised in full, the unpurchased shares subject to such Option or the shares as to which such Stock Appreciation Right is not exercised shall again be available for purposes of the Plan.

     3. Administration of the Plan. This Plan shall be administered by the "Committee" that is appointed by the Board of Directors and consists of not less than two individuals who are members of the Board of Directors and are not employees of the Company or an "affiliate" of the Company (as defined in Section 424(f) of the Code), or such other composition that satisfies Section 162(m)(4)(C) of the Code and Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"). Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive agreements (which need not be identical); to determine the restrictions on transferability of Stock acquired upon exercise of Options (which restrictions need not be identical); and to make all other determinations necessary or advisable for the proper administration of the Plan.

     4. Eligibility and Limits. Stock Incentives may be granted to employees and officers as are selected by the Committee. Incentive Stock Options may, however, only be granted to employees of the Corporation and its present or future subsidiaries. The aggregate fair market value (determined as of the time an Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable by an individual for the first time during any calendar year, taking into account Incentive Stock Options granted under this Plan and under all other plans of the Corporation and its parent or subsidiary corporations (as defined in Section 424 of the Code), shall not exceed $100,000. No person may receive an Option to purchase more than 250,000 shares of Stock (subject to increases and adjustments for changes in the capitalization of the Company) during any three year period.

     5. Incentive Stock Options and Non-Qualified Stock Options. At the time any Option is granted under this Plan, the Committee shall determine whether said Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. The number of shares as to which Incentive Stock Options and Non-Qualified Stock Options shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of paragraph 4 above with respect to the aggregate fair market value of the Stock for which

Incentive Stock Options held by any individual may become exercisable in any calendar year and subject to the provisions of paragraph 2 above as to the total number of shares for which Stock Incentives may be granted under the Plan. At the time any Incentive Stock Option granted under this Plan is exercised, the certificates representing the shares of Stock purchased pursuant to said Option shall be clearly identified by legend as representing shares purchased upon exercise of an Incentive Stock Option.

     6. Terms and Conditions of Options. Subject to the following provisions, all Options shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine.

     (a) Option Price.

          (i) Incentive Stock Options. The Option price per share shall in no event be less than 100% of the fair market value per share of Stock (as determined in good faith by the Committee based on the most recent stock prices available to the Committee) on the date the Option is granted. If the employee owns (as defined in Code Section 424) more than 10% of the total combined voting power of all classes of the Corporation's stock or of the stock of its parent or subsidiary, the Option price per share shall not be less than 110% of the fair market value per share of the Stock as determined in good faith by the Committee based on the most recent stock prices available to the Committee on the date the Option is granted.

          (ii) Non-Qualified Stock Options. The option price per share shall not be less than 85% of the fair market value per share of the Stock as determined in good faith by the Committee based on the most recent stock prices available to the Committee on the date the Option is granted.

     (b) Date of Grant. For purposes of this subparagraph 6, the date the Option is granted shall be the date on which the Committee has approved the terms and conditions of a stock option agreement evidencing the Option, determined the recipient of the Option, the number of shares covered by the Option, and has taken all such other action as is necessary to complete the grant of the Option.

     (c) Option Term. No Option shall be exercisable after the expiration of ten years from the date the Option is granted. No Incentive Stock Option granted to an employee who at the time of grant owns (as defined in Code Section 424) more than 10% of the total combined voting power of all classes of the Corporation's stock or of the stock of its parent or subsidiary shall be exercisable after the expiration of five years from the date it is granted.

     (d) Payment. Payment for all shares purchased pursuant to exercise of an Option shall be made in cash or, if approved by the Committee either at the time of grant or at the time of exercise, by delivery of (i) outstanding shares of Stock, or (ii) currently exercisable Options, or (iii) any combination of cash, Stock or Options each at its fair market value, as determined by the Committee, on the date of delivery and in an amount equal to the exercise price of the Options being exercised. For purposes of this subparagraph 6, the fair market value of an Option shall be equal to the product of (i) the amount by which the fair market value of the Stock, as determined by the Committee, on the date of exercise exceeds the exercise price contained in the Option and (ii) the number of shares of Stock subject to the Option relinquished. Such payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued until full payment therefor has been made. The holder of an Option shall, as such, have none of the rights of a shareholder.

     (e) Nontransferability of Stock Incentives. Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the holder's lifetime, only by him; provided, however, that Non-Qualified Stock Options and Stock Appreciation Rights may be transferred pursuant to a qualified domestic relations order as defined by the Code of Title I of the Employee Retirement Income Security Act.

     (f) Termination of Employment or Death. Except as provided below, an Option may not be exercised by a holder unless he has been an employee or officer of the Corporation, its parent, or one of its subsidiaries continually from the date of the grant until the date ending three months before the date of exercise. If a holder ceases to be an employee or officer by reason of disability, within the meaning of Section 422(c)(6) of the Code, the holder may exercise an Option (to the extent that the holder shall have been entitled to do so at the date of his disability) at any time during the twelve month period after the date he ceases to be an employee or removed as an officer or until the expiration of the stated term of such Option, whichever is shorter. If the holder of an Option dies, such Option may be exercised (to the extent that the holder shall have been entitled to do so at the date of his death) by a legatee or legatees of the holder under his will, or by his personal representative or distributees, at any time during the twelve-month period following his death or until the expiration of the stated term of such Option, whichever is shorter. If a holder is discharged as an employee or officer for cause, as determined by the Committee, Options held by him shall not be exercisable after such discharge or removal. Notwithstanding this subparagraph (f), no Option may be exercised more than ten years after the date on which such Option was granted. For purposes of this subparagraph (f), a holder shall be deemed to be an employee or officer so long as the holder is an employee or officer of a parent or subsidiary of the Corporation or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Option of the holder in a transaction to which Section 424(a) of the Code is applicable.

     (g) Limited Right of Exercise. Upon the occurrence of any of the following events (each a "Change in Control"), an Option may be exercised during the Option term as to the lesser of (a) the full number of shares covered by the Option and (b) the maximum number of shares covered by the Option to extent that any acceleration of the right to exercise upon the Change in Control would not cause the grantee or holder of such Option to be liable for the payment of taxes pursuant to Section 4999 of the Code: (1) a tender offer or exchange offer has been made for shares of Stock, provided that the corporation, person, or other entity making such offer purchases or otherwise acquires shares of Stock representing 50% or more of the outstanding shares of Stock pursuant to such offer; (2) the shareholders of the Corporation have approved a definitive agreement (the "Agreement") to merge or consolidate with or into another corporation pursuant to which the Corporation will not survive or will survive only as a subsidiary of another corporation, or to sell or otherwise dispose of all or substantially all of its assets; or (3) any person or group, as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes the holder of 50% or more of the outstanding shares of Stock. If a Change in Control has occurred, the Option shall be fully exercisable: (x) in the event of (1) above, during the term of the tender or exchange offer; (y) in the event of (2) above, within a 30-day period commencing on the date of approval by the shareholders of the Agreement; or (z) in the event of (3) above, within a 30-day period commencing on the date upon which the Corporation is provided a copy of Schedule 13D (filed pursuant to

Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) indicating that any person or group has become the holder of 50% or more of the outstanding shares of Stock or, if the Corporation is not subject to
Section 13(d) of the Exchange Act, within a 30-day period commencing on the date upon which the Corporation receives written notice that any person or group has become the holder of 50% or more of the outstanding shares of Stock. Notwithstanding the foregoing, no person subject to Section 16(a) of the Exchange Act with respect to the Stock may sell or otherwise dispose of Stock acquired pursuant to an Option granted within six months of the date of sale or other disposition.

     7. Guarantees and Loans. The Corporation is hereby authorized to guarantee or make loans to the holder of an Option to enable him to exercise such Option. Any loan made or guaranteed herein shall be in such amount as determined by the Committee but shall not exceed the exercise price of the Options being exercised by the holder. Any loans made or guaranteed shall be with full recourse against the borrower, shall be secured by the Stock received from exercise of the related Option, shall provide for a market rate of interest, and shall contain such other terms and conditions as are acceptable to the Committee. The determination of whether loans are to be made or guaranteed shall be made by the Committee.

     8. Stock Appreciation Rights.

     (a) Award. A Stock Appreciation Right shall entitle the grantee to receive, upon exercise, the excess of (a) the fair market value of a specified number of shares of Stock at the time of exercise over (b) a specified price which shall be not less than 85% of the fair market value of the Stock at the time the Stock Appreciation Right is granted. The determination of the fair market value of shares of Stock at the time of grant of a Stock Appreciation Right shall be made by the Committee in good faith based on the most recent stock prices available to the Committee. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Non-Qualified Stock Option or not in connection with a Non-Qualified Stock Option.

     (b) Terms. Subject to the following provisions, Stock Appreciation Rights shall be in such form and on such terms and conditions as the Committee, in its discretion, may from time to time determine:

          (i) No Stock Appreciation Right shall be exercisable more than ten years after it is granted.

          (ii) Except as provided below, Stock Appreciation Rights may not be exercisable by the grantee unless he has been an employee or officer continually from the date of the grant until the date ending three months before the date of exercise. If a grantee ceases to be an employee or officer by reason of disability within the meaning of subparagraph 6(f) hereof, the grantee may exercise the Stock Appreciation Right (to the extent that the holder shall have been entitled to do so at the date of his disability) at any time during the twelve month period after the date he ceases to be an employee or officer or until expiration of the stated term of such Stock Appreciation Right, whichever is shorter. If the grantee of a Stock Appreciation Right dies, the grantee's legal successor shall have the right to exercise the Stock Appreciation Right (to the extent that the holder shall have been entitled to do so at his death) during the lesser of its term and a period of twelve months commencing on the death of the grantee. If a grantee is discharged as an employee or officer for cause, as determined by the Committee, his Stock Appreciation Rights shall not be exercisable after such discharge or removal. For purposes of this subparagraph (b)(ii), a grantee shall be deemed to be an employee or officer so long as the grantee is an employee or officer of a parent or subsidiary of the Corporation or of another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Stock Appreciation Right of the grantee in a transaction to which Section 424(a) of the Code is applicable. Stock Appreciation Rights may contain such other limitations with respect to the time when such rights may be exercised as the Committee may determine, and such limitations may vary.

     (c) Payment. Upon exercise of a Stock Appreciation Right, payment shall be made in cash or Stock (at fair market value on the date of exercise) as provided in the Stock Appreciation Right agreement or, in the absence of such provision, as the Committee may determine.

     9. Changes in Capitalization; Merger; Liquidation. (a) The number of shares of Stock as to which Stock Incentives may be granted, the number of shares covered by each outstanding Stock Incentive, and the exercise price per share in each outstanding Option or used in determining the amount of payment upon exercise of each outstanding Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares, the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

     (b) If the Corporation shall be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares, or similar reorganization, the holder of each outstanding Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are then provided in the Option, the number and class of shares of Stock or other securities to which a holder of the number of shares of Stock subject to the Option at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in connection with determining the value of each outstanding Stock Appreciation Right.

     (c) In the event of any change in capitalization of the Corporation, the Committee may make such additional adjustments in the number and class of shares of Stock or other securities with respect to which outstanding Options and Stock Appreciation Rights are exercisable and with respect to which future Options and Stock Appreciation Rights may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of this paragraph 9.

     (d) A dissolution or liquidation of the Corporation shall cause each outstanding Option and Stock Appreciation Right to terminate.

     (e) In the event of any Change in Control in which shares of Stock are purchased for cash in a tender offer or are to be converted into cash in a merger, then, unless the Committee otherwise determines, each Option (other than an Option granted within the last six months held by a person subject to Section 16(b) of the Exchange Act) shall be converted into a fully exercisable right to receive an amount in cash per share subject to such Option equal to (A) in the case of a tender offer or merger, the excess, if any, of the price paid in such tender offer or merger over the exercise price of such Option and (B) in the case of conversion, the excess, if any, of the highest market price of the Stock on the date of conversion over the exercise price of such Option; provided, however, that any acceleration of the right to exercise an Option that occurs under this Section 6(e) shall be limited to the maximum number of shares covered by the Option for which the right of acceleration upon the Change in Control will not cause the grantee or holder of such Option to be liable for the payment of taxes pursuant to Section 4999 of the Code.

     (f) In the event of a change of the Corporation's shares of Stock with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Stock within the meaning of the Plan. Except as expressly provided in this paragraph 9, the holder of a Stock Incentive shall have no rights by reason of any subdivision or combination of shares of Stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of Stock of any class, or by reason of any dissolution, liquidation, merger or consolidation, or distribution to the Corporation's shareholders of assets or stock of another corporation, and any issue by the Corporation of shares of Stock of any class, or securities convertible into shares of Stock of any class, shall not affect, and no adjustment by reasons thereof shall be made with respect to, the number or price of shares of Stock subject to the Stock Incentive. The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Corporation to make or authorize any adjustment, reclassification, reorganization, or other change in its capital or business structure, any merger or consolidation of the Corporation, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     10. Termination and Amendment of the Plan. The Plan shall terminate on the date ten years after the adoption of the Plan by the Board of Directors and no Stock Incentive shall be granted under the Plan after that date, but Stock Incentives granted before termination of the Plan shall remain exercisable thereafter until they expire or lapse according to their terms. The Board of Directors may otherwise sooner amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a holder of an existing Stock Incentive is not valid with respect to such Stock Incentive without the Participant's consent. Provided further that the shareholders of the Corporation must approve any amendment:

     (a) 12 months before or after the date an amendment is adopted that increases the aggregate number of shares of Stock that may be issued under Incentive Stock Options or changes the employees (or class of employees) eligible to receive Incentive Stock Options.

     (b) Before the effective date of an amendment that changes the number of shares in the aggregate which may be issued pursuant to Stock Incentives granted under the Plan or the maximum number of shares with respect to which any individual may receive Stock

Incentives during any period specified herein, except pursuant to Article VIII.

     (c) Before the effective date of an amendment that increases the period during which Stock Incentives may be granted or exercised.

     11. Approval. This Plan is subject to the approval of the holders of a majority of the outstanding shares of common stock of the Corporation and, unless so approved within twelve months of its adoption by the Board of Directors, this Plan and any Stock Incentives granted hereunder shall become void thereafter.

     12. Incentive Stock Option. All Incentive Stock Options to be granted hereunder are intended to comply with Sections 422 and 424 of the Code, and all provisions of this Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

     13. General Provisions.

         (a) Legends; Restrictions on Transfer. The Committee may require each person purchasing shares pursuant to a Stock Incentive to represent to and agree with the Corporation in writing that the shares are acquired without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Other Compensation. Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) No Rights to Continued Employment. Neither the adoption of the Plan, nor the granting of any Stock Incentive hereunder, shall confer upon any employee of the Corporation or any subsidiary any right to continued employment with the Corporation or a subsidiary, as the case may be, nor shall it interfere in any way with the right of the Corporation or a subsidiary to terminate the employment of any of its employees at any time.

     (d) Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

     (e) Compliance with Section 16(b). This Plan is intended to comply with, and to the extent necessary or appropriate shall be interpreted to comply with, Rule 16b-3.

                                                                     Appendix B

                              SERVICE EXPERTS, INC.
                        1996 EMPLOYEE STOCK PURCHASE PLAN


     Service Experts, Inc., a Delaware corporation, hereby adopts the Service Experts, Inc. Employee Stock Purchase Plan for the benefit of its eligible employees and eligible employees of its subsidiaries. The purpose of this Plan is to provide an opportunity for eligible employees to share in the growth and prosperity of the Sponsoring Employer (as defined in Section ) and its subsidiaries by acquiring a proprietary interest in the Sponsoring Employer through acquisition of shares of the Sponsoring Employer's common stock. The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").


                                   ARTICLE I.

                                   DEFINITIONS

     As used herein, the following words and phrases shall have the meanings specified below, unless a different meaning is plainly required by the context:

     1.1. "Anniversary Date" shall mean the first day of each Plan Year.

     1.2. "Board of Directors" shall mean the Board of Directors of Service Experts, Inc.

     1.3. The "Committee" shall mean the Compensation Committee of the Sponsoring Employer's Board of Directors.

     1.4. "Continuous Service" shall mean the number of full years and completed months of continuous employment with an Employer calculated from an Employee's last hire date to the Employee's date of severance of employment for any reason. Continuous Service shall not be broken and shall be credited for absences due to vacation, temporary sickness or injury, other paid leaves of absence authorized by an Employer, and leaves of absence which would not cause an individual to cease to be an Employee.

     1.5. "Contribution Account" shall mean the account recorded on the records of the Sponsoring Employer established on behalf of a Member to which the amount of the Member's contributions made pursuant to Article IV shall be credited.

     1.6. "Effective Date" shall mean August 16, 1996.

     1.7. "Employee" shall mean each current or future employee of an Employer as defined in Treasury Regulation Section

1.423-2(b), Section 1.421-7(h) and any other Regulations later finalized.

     1.8. "Employer" shall mean the Sponsoring Employer, its successors, any future parent (as defined in Section 424(e) of the Code) and each current or future subsidiary (as defined in Section 424(f) of the Code).

     1.9. "Exercise Date" shall mean the last trading date during each Plan Year of the exchange or automated interdealer quotation system on which the Sponsoring Employer Stock is traded.

     1.10. "Grant Date" shall mean the first trading date during the Plan Year of the exchange or automated interdealer quotation system on which the Sponsoring Employer Stock is traded.

     1.11. "Issue Price" shall mean the purchase price of the Sponsoring Employer Stock to be charged to participating Members on the Exercise Date. The Issue Price shall be subject to a Minimum Issue Price as outlined in Section 5.2 herein.

     1.12. "Market Price" shall mean the last reported sale price for the day upon which the Market Price is to be determined or, if there are no sales on such date, the last reported sale price for the most recent day preceding such date, in either case as reported on The Nasdaq Stock Market's National Market or any other automated interdealer quotation system sponsored by a registered national securities association on which the Sponsoring Employer Stock is quoted or an exchange on which the Sponsoring Employer Stock is traded. Notwithstanding the foregoing, if there shall be any material alteration in the present system of reporting sale prices of the Sponsoring Employer Stock, or if the Sponsoring Employer Stock shall no longer be quoted on an automated interdealer quotation system sponsored by a registered national securities association or listed on a national securities exchange, the Market Price of the Sponsoring Employer Stock as of a particular date shall be determined using such method as shall be determined by the Committee provided such method is appropriate to qualify the Plan as an employee stock purchase plan under Section 423 of the Code.

     1.13. "Member" shall mean any Employee of an Employer who has met the conditions and provisions for becoming a Member as provided in Article III.

     1.14. "Member's Contribution Rate" shall be an exact number of dollars elected by the Member to be contributed by regular payroll deductions to his Contribution Account as outlined in Section 4.1.

     1.15. "Normal Pay" for purposes of determining the number of shares that can be obtained in any Plan Year shall be (i) for hourly paid Employees, an amount computed by adding (a) the

Member's hourly base pay multiplied by the Member's regular scheduled hours of work for the Plan Year and (b) the amount of all commissions paid to the Member in the Plan Year, and (ii) for salaried employees, an amount computed by adding
(a) the Member's monthly base pay for the Plan Year and (b) the amount commissions paid to the Member in the Plan Year.

     1.16. "Plan" shall mean the Service Experts, Inc. 1996 Employee Stock Purchase Plan as set forth herein and all subsequent amendments hereto.

     1.17. "Plan Year" shall mean a twelve (12) month period beginning on January 1 and ending on December 31 of each year.

     1.18. "Sponsoring Employer" shall mean Service Experts, Inc., a Delaware corporation, or its successors, the Plan sponsor for all purposes.

     1.19. "Sponsoring Employer Stock" shall mean, subject to adjustment as provided in Article X, those shares of the Sponsoring Employer's Common Stock, $.01 par value per share, which pursuant to Article II are reserved for issuance upon the exercise of the options granted under this Plan.


                                   ARTICLE II

                                ISSUANCE OF STOCK

     The Sponsoring Employer hereby reserves two hundred thousand (200,000) shares of Sponsoring Employer Stock for issuance upon the exercise of the options granted hereunder; provided, that the class and aggregate number of shares which may be issued upon exercise of options granted hereunder shall be subject to adjustment in accordance with the provisions of Article X of the Plan. These shares may be authorized and unissued shares, issued shares held in or acquired for the treasury of the Sponsoring Employer, or shares of stock reacquired by the Sponsoring Employer upon purchase in the open market or otherwise.


                                   ARTICLE III

                                   ELIGIBILITY

     3.1. Every Employee whose customary employment with an Employer on the Effective Date is at least twenty (20) hours per week and more than five (5) months in a calendar year shall be eligible to participate as of the Effective Date. Every other Employee whose customary employment is at least twenty (20) hours per week and more than five (5) months in a calendar year shall be eligible to participate as of any Anniversary Date coincident with or immediately following his completion of at least six (6) months of Continuous Service. An Employee shall not be eligible to participate, however, if immediately after the options are granted such Employee would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the Sponsoring Employer or a subsidiary corporation or parent corporation (as those terms are defined in Section 424(e) and (f) of the Code). For purposes of this paragraph, the ownership attribution rules of
Section 424(d) of the Code shall apply in determining the stock ownership of an Employee and stock which the Employee may purchase under outstanding options (under this or any other agreement) shall be treated as stock owned by the Employee.

     3.2. Upon becoming a Member, the Employee shall be bound by the terms of this Plan, including any amendments hereto. Each Employee who becomes eligible to participate shall be furnished a summary of the Plan and a form for election to participate. If the Employee elects to participate, he shall complete such form and file it with the Employer no later than fifteen (15) days prior to the next Anniversary Date (or no later than October 15, 1996 in the first Plan
Year). The completed request for participation shall indicate the amount of the Member's Contribution Rate authorized by the Member in accordance with Section
4.1. If any Employee does not elect to participate in any given Plan Year he or she may elect to participate as of any future Anniversary Date if he or she continues to meet the eligibility requirements and files an election to participate at least fifteen (15) days prior to such Anniversary Date.


                                   ARTICLE IV

                                  CONTRIBUTIONS

     4.1. In order to participate in this Plan and exercise any option granted hereunder, a Member must file with the Employer an election to participate in accordance with Section 3.2 and must authorize his Employer to deduct through a payroll deduction an exact number of dollars or percentage of Normal Pay (in whole percentages) on each payroll date, but not less than $10.00 per month, such being the Member's "Contribution Rate." Such authorization shall be in writing and on such forms as are provided by the Committee. Payroll deductions shall begin as of the first pay period on or after the first day of the Plan Year. For all purposes of this Plan, a Member's contributions shall be allocated to and deemed a part of the Member's Contribution Account. Member contributions will not be permitted to begin at any time other than the beginning of a Plan Year. The Employers shall transfer all withheld amounts to the Sponsoring Employer which may use such amounts for any valid corporate purposes. No interest shall accrue or be paid on any amounts withheld under this Plan.

     4.2. The Member's Contribution Rate, once established, shall remain in effect for all Plan Years unless changed by the

Member in writing on such forms as are provided by the Committee and filed with the Employer at least thirty (30) days prior to the next Anniversary Date.

     4.3. At any time during the Plan Year, a Member may notify the Employer that he or she wishes to discontinue his or her contributions. This notice shall be in writing and on such forms as are provided by the Committee and shall become effective as of a date not more than thirty (30) days following its receipt by the Employer.

     4.4. Members may elect to withdraw any or all of their contributions at any time during the Plan Year except on the Exercise Date. Any such withdrawal will be made by request in writing on such forms as are provided by the Committee. If contributions are withdrawn during the Plan Year, however, no further contributions will be permitted during that Plan Year.


                                    ARTICLE V

                                GRANT OF OPTIONS

     5.1. Every Employee who is otherwise eligible to become a Member hereunder shall, on the Grant Date of each Plan Year and without further action of the Committee, be granted an option to purchase a number of whole shares of Sponsoring Employer Stock that, in the aggregate, have an Issue Price that is not more than 10% of such Employee's Normal Pay during the Plan Year; provided, however, that the option is limited so that the total Market Price of Sponsoring Employer Stock that can be purchased under such option does not exceed $25,000 (determined on the date that the option is granted). Options granted under this Plan shall be subject to such amendments or modifications as the Sponsoring Employer shall deem necessary to comply with any applicable law or regulation, and shall contain such other provisions as the Sponsoring Employer shall from time to time approve and deem necessary. Options not exercised pursuant to
Section 6.1 shall terminate at 11:59 p.m. (Eastern Time) on the Exercise Date. In the event an outstanding option shall for any reason expire, the shares of Sponsoring Employer Stock allocable to the unexercised portion of such option may again be subject to option under the Plan. This Plan is subject to stockholder approval as provided in Section 11.11 and unless so approved on or before the date which is twelve (12) months after the date this Plan is adopted by the Board of Directors, this Plan and all options granted hereunder shall terminate and become void.

     5.2. The Issue Price of the Sponsoring Employer Stock under this Plan shall be equal to the lesser of: (i) eighty-five percent (85%) of the Market Price on the Exercise Date of each Plan Year; or (ii) eighty-five percent (85%) of the Market Price on the Grant Date of each Plan Year. The issue price is subject, however, to a "Minimum Issue Price" for each Plan Year. The "Minimum Issue Price" for any Plan Year shall be the book value of the Sponsoring Employer Stock as of December 31 for the calendar year preceding the calendar year during which the Grant Date for the Plan Year occurs. Notwithstanding any provision to the contrary, if the Issue Price for any Plan Year is less than the Minimum Issue Price, the options granted for that Plan Year shall be considered null and void and the payroll deductions credited to the Member's Contribution Account shall be returned to the Member.

     5.3. Notwithstanding any provision of this Plan, no Employee shall receive options to purchase Sponsoring Employer Stock which permit the rights of an Employee to purchase stock under all "employee stock purchase plans" of the Sponsoring Employer and its parent corporation and subsidiary corporations (as the terms "parent corporation" and "subsidiary corporation" are defined in
Section 424(e) and (f) of the Code) to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. For purposes of this Section 5.3 (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase stock under an option accrues at the rate provided in the option but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and (iii) a right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.


                                   ARTICLE VI

                               EXERCISE OF OPTIONS

     6.1. On each Exercise Date, the Member's Contribution Account shall be used to purchase the maximum number of whole shares of Sponsoring Employer Stock determined by dividing the Issue Price into the balance of the Member's Contribution Account (subject to the limitations set forth in Section 5.3). Any money remaining in a Member's Contribution Account after the Exercise Date which was not needed to exercise the Member's option to the fullest extent as calculated pursuant to Section 5.1 shall be returned to the Member. Any money remaining in a Member's Contribution Account solely as a result of an amount representing a fractional share, however, shall remain in the Member's Contribution Account unless the return of such amount is requested by the Member in writing on a form supplied by the Committee. If such return is not requested, the balance will remain in the Member's Contribution Account to be used in the next Plan Year along with new contributions made in that Plan Year.

     If the total number of shares to be purchased under option by all Members exceeds the number of shares authorized under Article II of this Plan, a pro-rata allocation of the available shares will be made among all Members authorizing such payroll deductions based on the amount of their respective payroll deductions through the Exercise Date.

     6.2. The certificates for Sponsoring Employer Stock purchased through the exercise of the option granted hereunder shall be issued as soon as practicable after the Exercise Date.


                                   ARTICLE VII

                            TERMINATION OF EMPLOYMENT

     7.1. Any Employee whose employment with all Employers is terminated for any reason, except death or retirement, during the Plan Year shall cease being a Member immediately. The balance of the Member's Contribution Account shall be paid to such Member, or to such Member's legal representative, as soon as practicable after such Member's termination. Any right to purchase Sponsoring Employer Stock under the option granted to such Member by participation in this Plan shall be deemed null and void.

     7.2. If a Member dies or retires for reasons of age or disability during a Plan Year, no further contributions on behalf of the Member shall be accepted under the Plan. If the Member's termination of employment with all Employers is more than three months prior to the Exercise Date during such Plan Year, the Committee will direct that the balance of the Member's Contribution Account be paid to the Member (or his personal representative if deceased) as soon as administratively feasible. If the Member's termination of employment occurs not more than three months prior to the Exercise Date during such Plan Year, the balance accumulated in the Member's Contribution Account shall be used to purchase Sponsoring Employer Stock in accordance with Article VI, unless the Member (or his personal representative) notifies the Committee in writing of his election to withdraw the balance of his Contribution Account prior to the Exercise Date.


                                  ARTICLE VIII

                              DISPOSITION OF STOCK

     If a Member or former Member disposes of any shares of Sponsoring Employer Stock obtained under this Plan (i) prior to two (2) years after the Grant Date of such share, or (ii) prior to one (1) year after the Exercise Date of such share, that Member or former Member must notify the Committee immediately of such disposition in writing. All dispositions of Sponsoring Employer

Stock shall be made in compliance with applicable federal and state securities laws.

                                   ARTICLE IX

                                 ADMINISTRATION

     The Plan shall be administered by the Committee. No member of the Committee shall be eligible to participate in the Plan while a member of the Committee. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought under the Plan. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part related to the Plan, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or of options granted hereunder, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. The Plan shall be administered in order to qualify the options granted hereunder as options granted pursuant to an "employee stock purchase plan" described in Section 423 of the Code.


                                    ARTICLE X

                     CHANGES IN COMPANY'S CAPITAL STRUCTURE

     10.1. The existence of this Plan shall not affect in any way the right or power of the Sponsoring Employer or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Sponsoring Employer's capital structure or its business, or any merger or consolidation of the Sponsoring Employer, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Sponsoring Employer Stock or rights thereof, or the dissolution or liquidation of the Sponsoring Employer, or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding, whether of similar character or otherwise.

     10.2. In the event of a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or other increase or decrease of the number of shares of the Sponsoring Employer's Stock outstanding without receiving compensation in money, services, or property, then the class of shares of the Sponsoring Employer's Stock set forth in Section 1.19 of the Plan, the number of shares of stock reserved pursuant to Article II, and the number of options granted a Member shall be appropriately adjusted as determined by the Committee. The Committee's determination shall be final, binding, and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     10.3. Subject to any required action by the stockholders, if the Sponsoring Employer is the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Sponsoring Employer Stock subject to the option would have been entitled. Unless adopted by the surviving corporation, a dissolution or liquidation of the Sponsoring Employer or a merger or consolidation in which the Sponsoring Employer is not the surviving corporation, shall cause each outstanding option to terminate; provided that the Committee in its sole discretion, immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, may direct that the Plan Year end on a date immediately prior to the effective date of such event.


                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1. Each Member, former Member, or any other person who shall claim a right or benefit under this Plan, shall be entitled only to look to such Member's Employer for such benefit.

     11.2. The Board of Directors may at any time or from time to time amend the Plan in any respect, except that, without approval of the stockholders of the Sponsoring Employer within twelve (12) months prior to or after the date the amendment is adopted by the Board of Directors, no amendment may (i) increase the number of shares reserved under the Plan other than as provided in Article X, (ii) modify the class of employees eligible to participate in the Plan, (iii) reduce the Issue Price per share as defined herein, (iv) materially increase the benefits accruing to Statutory Insiders under the Plan, or (v) materially modify the requirements as to eligibility of Statutory Insiders in the Plan. The Sponsoring Employer may terminate the Plan at any time. If the Plan is terminated, the date of termination shall be treated as the Exercise Date and all funds in a Member's Contribution Account not expended to purchase Sponsoring Employer Stock shall be refunded to the Member.

     11.3. The Employers will pay all expenses that may arise in connection with the administration of this Plan.

     11.4. Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be disregarded in the construction of any provisions hereof. All references in this Plan to Articles and Sections are to Articles and Sections of this Plan unless specified otherwise.

     11.5. This Plan shall be construed in accordance with the laws of the state of incorporation of the Sponsoring Employer to the extent federal law does not supersede and preempt such law.

     11.6. A misstatement in the age, length of Continuous Service, date of employment or any other such matter shall be corrected when it becomes known that any such misstatement of fact has occurred.

     11.7. The option to purchase Sponsoring Employer Stock arising by participation in this Plan is not transferable by a Member other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him.

     11.8. This Plan will not be deemed to constitute a contract between an Employer and any Member or to be in consideration of or an inducement for the employment of any Member or Employee. Nothing contained in this Plan shall be deemed to give any Member or Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Member or Employee at any time regardless of the effect which such discharge shall have upon him as a Member of the Plan.

     11.9. No liability whatsoever shall attach to or be incurred by any past, present or future stockholders, officers, or directors, as such, of an Employer, under or by reason of any of the terms, conditions, or agreements contained in this Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against an Employer, or any stockholder, officer, or director, as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every Member, as a part of the consideration for any benefits provided by the Employers under this Plan.

     11.10. With respect to administration of the Plan, the Sponsoring Employer shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his or her part to indemnity from the Sponsoring Employer, for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Sponsoring Employer itself) reasonably incurred by him or her in connection with or arising out of any action, suit or proceeding in which he or she may be involved by reason of his or her being or having been a member of the Committee and the Board of Directors, whether or not he or she continues to be such a member of the Committee and the Board of Directors at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee and the Board of Directors (a) in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such a member of the Committee and the Board of Directors, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Sponsoring Employer on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and the Board of Directors unless, within sixty (60) days after institution of any such action, suit, or proceeding, he or she shall have offered the Sponsoring Employer, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of each such member of the Committee and the Board of Directors and shall be in addition to all other rights to which such member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

     11.11. Notwithstanding any other provisions of this Plan, in order for this Plan to continue as effective, it must be approved by the stockholders holding at least a majority of the voting stock of the Sponsoring Employer on or before the date which is twelve (12) months after the date it is adopted by the Board of Directors.

     11.12. The Sponsoring Employer's obligation to sell and deliver stock under the Plan is at all times subject to all approvals of any governmental authorities required in connection with the authorization, issuance, offer, sale, or delivery of such stock and compliance with applicable state and federal securities laws.

     11.13. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. Notwithstanding any of the foregoing, any notice required or permitted to be given by or on behalf of a Member under
Section 7.2 or Article IV hereof, shall only be effective as of the date of its actual receipt. Any party may change, at any time and from time to time, by written notice to the other, the address which it, he, or she had theretofore specified for receiving notices. Until changed in accordance herewith, the Sponsoring Employer shall be entitled to use the address of a Member in the Employer's records. Any person entitled to notice hereunder may waive such notice.

     11.14. In the event the Sponsoring Employer should receive notice that this Plan fails to qualify as an "employee stock purchase plan" under Section 423 of the Code, the Sponsoring Employer shall have the option of returning all then existing Members' Contribution Accounts to the Members and terminating the Plan.

     11.15. Any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though in the plural in all cases where they would so apply.

     11.16. This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and to the extent necessary or appropriate shall be interpreted to comply with such Rule 16b-3.

                                                                     Appendix C

                              SERVICE EXPERTS, INC.

                       1997 NONQUALIFIED STOCK OPTION PLAN











                             EFFECTIVE APRIL 3, 1997

            SERVICE EXPERTS, INC. 1997 NONQUALIFIED STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                      Page
ARTICLE I. DEFINITIONS
         1.1      Affiliate                                             1
         1.2      Agreement                                             1
         1.3      Board                                                 1
         1.4      Code                                                  1
         1.5      Committee                                             1
         1.6      Company                                               1
         1.7      Date of Exercise                                      1
         1.8      Exchange Act                                          1
         1.9      Fair Market Value                                     2
         1.10     Option                                                2
         1.11     Participant                                           2
         1.12     Plan                                                  2
         1.13     Stock                                                 2
         1.14     Ten Percent Stockholder                               2

ARTICLE II. PURPOSE OF PLAN

ARTICLE III.  ADMINISTRATION
         3.1      Administration of Plan                                2
         3.2      Authority to Grant Options                            3
         3.3      Persons Subject to Section 16(b)                      3

ARTICLE IV.  ELIGIBILITY AND LIMITATIONS ON GRANTS
         4.1      Participation                                         3
         4.2      Grant of Options                                      3
         4.3      Limitations on Grants                                 3


ARTICLE V.  STOCK SUBJECT TO PLAN
         5.1      Source of Shares                                      4
         5.2      Maximum Number of Shares                              4
         5.3      Forfeitures                                           4



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


ARTICLE VI.  EXERCISE OF OPTIONS
         6.1      Exercise Price                                        4
         6.2      Right to Exercise                                     4
         6.3      Maximum Exercise Period                               4
         6.4      Transferability                                       4
         6.5      Employee Status                                       5

ARTICLE VII.  METHOD OF EXERCISE
         7.1      Exercise                                              5
         7.2      Payment                                               5
         7.3      Federal Withholding Tax Requirements                  5
         7.4      Stockholder Rights                                    5
         7.5      Issuance and Delivery of Shares                       5

ARTICLE VIII.  ADJUSTMENT UPON CORPORATE CHANGES
         8.1      Adjustments to Shares                                 5
         8.2      Substitution of Options on Merger or Acquisition      6
         8.3      Effect of Certain Transactions                        6
         8.4      No Preemptive Rights                                  6
         8.5      Fractional Shares                                     7

ARTICLE IX.  COMPLIANCE WITH LAW AND APPROVAL OF
REGULATORY BODIES
         9.1      General                                               7
         9.2      Representations by Participants                       7

ARTICLE X.  GENERAL PROVISIONS
         10.1     Effect on Employment                                  7
         10.2     Unfunded Plan                                         8
         10.3     Rules of Construction                                 8
         10.4     Governing Law                                         8
         10.5     Compliance With Section 16 of the Exchange Act        8
         10.6     Amendment                                             8
         10.7     Effective Date of Plan                                8

            SERVICE EXPERTS, INC. 1997 NONQUALIFIED STOCK OPTION PLAN

                                    PREAMBLE

     WHEREAS, Service Experts, Inc. (the "Company") desires to establish a plan through which the Company may grant options to purchase the common stock of the Company to directors, officers, employees, and consultants of the Company and its affiliates;

     WHEREAS, the Company intends that all options granted hereunder shall not be treated as "incentive stock options" within the meaning of section 422 of the Code; and

     WHEREAS, the Company intends that this stock option plan and the options granted hereunder (i) qualify as "performance-based compensation" described in section 162(m)(4)(C) of the Code, and (ii) conform to the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended;

     NOW, THEREFORE, the Company hereby establishes the Service Experts, Inc. 1997 Nonqualified Stock Option Plan (the "Plan"), effective April 3, 1997:

                             ARTICLE I. DEFINITIONS

     1.1 Affiliate. A "parent corporation," as defined in section 424(e) of the Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

     1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Option granted to such Participant.

     1.3 Board. The board of directors of the Company.

     1.4 Code. The Internal Revenue Code of 1986, as amended.

     1.5 Committee. A committee composed of at least two individuals (or such number that satisfies section 162(m)(4)(C) of the Code and Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the Plan.

     1.6 Company. Service Experts, Inc. and its successors.

     1.7 Date of Exercise. The date that the Company accepts tender of the Option exercise price.

     1.8 Exchange Act. The Securities Exchange Act of 1934, as amended.



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




     1.9 Fair Market Value. On any given date, Fair Market Value shall be (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise) the closing price of the Stock on the Nasdaq National Market, as so published, on the trading day immediately preceding the date as of which Fair Market Value is being determined, or the closing price on the next preceding trading day on which such prices were published if no Stock was traded on such trading day.

     1.10 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement.

     1.11 Participant. A Board member, employee, consultant or advisor of the Company or of an Affiliate who: either satisfies the requirements of Article and is selected by the Committee to receive an Option, or receives an Option pursuant to grant specified in this Plan.

     1.12 Plan. The Service Experts, Inc. 1997 Nonqualified Stock Option Plan.

     1.13 Stock. The common stock of the Company.

     1.14 Ten Percent Stockholder. An individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate at the time he is granted an Option. For the purpose of determining if an individual is a Ten Percent Stockholder, he shall be deemed to own any voting stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

                           ARTICLE II. PURPOSE OF PLAN

     The purpose of the Plan is to provide a performance incentive and to encourage stock ownership by officers, directors, consultants and advisors of the Company and its Affiliates, and to align the interests of such individuals with those of the Company, its Affiliates and its stockholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain in the employ or directorship of the Company or of its Affiliates. The proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

                           ARTICLE III. ADMINISTRATION

     3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or

Option. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

     (a)  Interpret all provisions of this Plan;

     (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

     (c)  Make amendments to all Agreements;

     (d)  Adopt, amend, and rescind rules for Plan administration; and

     (e) Make all determinations it deems advisable for the administration of this Plan.

     3.2 Authority to Grant Options. The Committee shall have authority to grant Options upon such terms as the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Option.

     3.3 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

                ARTICLE IV. ELIGIBILITY AND LIMITATIONS ON GRANTS

     4.1 Participation. The Committee may from time to time designate employees, consultants and advisors to whom Options are to be granted and who are eligible to become Participants. Such designation shall specify the number of shares of Stock, if any, subject to each Option. All Options granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan.

     4.2 Grant of Options. An Option shall be deemed to be granted to a Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Option, and that makes reference to the name of the Participant and the number of shares of Stock that may be purchased under the Option. Accordingly, an Option may be deemed to be granted prior to the approval of this Plan by the stockholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.

     4.3 Limitations on Grants. A person who is not an employee of the Company or an Affiliate is not eligible to receive an Option. No person may receive an Option to purchase


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



more than 250,000 shares of stock (subject to increases and adjustments as provided in Article VIII) in any three year period.

                        ARTICLE V. STOCK SUBJECT TO PLAN

     5.1 Source of Shares. Upon the exercise of an Option, the Company shall deliver to the Participant authorized but unissued Stock.

     5.2 Maximum Number of Shares. The maximum number of shares of Stock that may be issued pursuant to an award of Options at any time, when aggregated with the shares subject to outstanding Options at such time, is 9.5% of the total number of shares of Stock outstanding, subject to increases and adjustments as provided in this Article and Article , minus the number of shares of Stock authorized for issuance under the Company's 1996 Incentive Stock Plan (the "Incentive Plan") (as of April 3, 1997, 700,000 shares of Stock are authorized for issuance under the Incentive Plan, and the Company is seeking to amend the Incentive Plan to increase the number of shares of Stock authorized for issuance from 700,000 to 1,300,000 shares).

     5.3 Forfeitures. If any Option granted hereunder expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for issuance under this Plan.

                         ARTICLE VI. EXERCISE OF OPTIONS

     6.1 Exercise Price. The exercise price of an Option shall be the price determined by the Committee at the time the Option is granted. If the exercise price of an Option is changed after the date it is granted, such change shall be deemed to be a termination of the existing Option and the issuance of a new Option.

     6.2 Right to Exercise. An Option shall be exercisable on the date of grant or on any other date established by the Committee or provided for in an Agreement.

     6.3 Maximum Exercise Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant. All Options shall terminate on the date the Participant's employment with the Company terminates, except as otherwise provided in the Agreement with respect to termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

     6.4 Transferability. Any Option granted under this Plan shall be transferable by will or by the laws of descent and distribution only, except as otherwise expressly provided for in an Agreement. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.


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



     6.5 Employee Status. The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of employment for purposes of determining questions of forfeiture and exercise of an Option after termination of employment.

                         ARTICLE VII. METHOD OF EXERCISE

     7.1 Exercise. An Option granted hereunder shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles and, an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine.

     7.2 Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or, to the extent approved by the Committee, Stock that was acquired prior to the exercise of the Option, other consideration acceptable to the Committee, or a combination thereof.

     7.3 Federal Withholding Tax Requirements. Upon exercise of an Option by a Participant who is an employee of the Company or an Affiliate, the Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements.

     7.4 Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his Option prior to the Date of Exercise of such Option.

     7.5 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder and executes any applicable stockholder agreement or agreement described in Section that the Company requires at the time of exercise.

                 ARTICLE VIII. ADJUSTMENT UPON CORPORATE CHANGES

     8.1 Adjustments to Shares. The maximum number and kind of shares of stock with respect to which Options hereunder may be granted and which are the subject of outstanding Options shall be adjusted by way of increase or decrease as the Committee determines (in its sole discretion) to be appropriate, in the event that:

     (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;


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



     (b) the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

     (c) there occurs any other event which in the judgment of the Committee necessitates such action.

Provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Options specified in Section that are proportionate to the modifications of the Stock that are on account of such corporate changes.

     8.2 Substitution of Options on Merger or Acquisition. The Committee may grant Options in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Options shall be determined by the Committee in its sole discretion, subject only to the limitations of Article.

     8.3 Effect of Certain Transactions. Upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their shares of Stock (but not a public offering of Stock by the Company), and the Company is not the surviving entity, any Option granted hereunder shall terminate, provided that the Participant shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his Options in whole or in part whether or not the vesting requirements set forth in any Agreement have been satisfied, unless the Committee elects to convert all Options hereunder into options to purchase stock of an acquiring corporation. Provided, however, that, notwithstanding the foregoing, a portion of the acceleration of exercisability of Options shall not occur with respect to any holder to the extent that such portion of acceleration would cause the grantee or holder of such Option to be liable for the payment of taxes pursuant to section 4999 of the Code. If the Committee so elects to convert the Options, the amount and price of such converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of stock of the acquiring corporation the holders of the Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization, and the vesting schedule set forth in the Agreement shall continue to apply to the converted options.

     8.4 No Preemptive Rights. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Options.



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



     8.5 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. Any amounts tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

                 ARTICLE IX. COMPLIANCE WITH LAW AND APPROVAL OF
                                REGULATORY BODIES

     9.1 General. No Option shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock for which an Option is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. No Option shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

     9.2 Representations by Participants. As a condition to the exercise of an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section . At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of Options or stock hereunder.

                          ARTICLE X. GENERAL PROVISIONS

     10.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.


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


     10.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     10.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     10.4 Governing Law. The laws of the State of Tennessee shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

     10.5 Compliance With Section 16 of the Exchange Act. With respect to persons subject to section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

     10.6 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Option is not valid with respect to such Option without the Participant's consent. Provided further that the stockholders of the Company must approve any amendment:

     (a) Before the effective date of an amendment that changes the number of shares in the aggregate which may be issued pursuant to Options granted under the Plan or the maximum number of shares with respect to which any individual may receive Options during any period specified herein, except pursuant to Article.

     (b) Before the effective date of an amendment that increases the period during which Options may be granted or exercised.

     10.7 Effective Date of Plan. This Plan shall be effective on the date of its adoption by the Board, and Options may be granted hereunder at any time after such adoption; provided, however, that the effectiveness of this Plan will be retroactively revoked if it is not approved by the stockholders of the Company within 12 months of the date that the Board took action to adopt the Plan. All Options granted under the Plan will become void immediately following the 12-month anniversary of the date the Board adopted the Plan if such approval by stockholders has not yet been obtained.


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
                                                                     APPENDIX D
                             SERVICE EXPERTS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 2, 1997


              The undersigned hereby appoints Alan R. Sielbeck and Anthony M. Schofield, or either of them, with power of substitution, as proxies to vote all stock of Service Experts, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Stockholders to be held at the SunTrust Financial Center, Fifth Floor, 424 Church Street, Nashville, Tennessee, at 9:00 a.m. on May 2, 1997, and any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the meeting.

      1.        Proposal to amend the Company's 1996           4.       [ ] FOR the election as director of all nominees
                Incentive Stock Plan.                                   listed:  Raymond J. De Riggi and Norman T. Rolf,
                [ ] FOR    [ ] AGAINST   [ ] ABSTAIN                    Jr. (except as marked to the contrary below).

      2.        Proposal to amend the Company's 1996                    [ ] WITHHOLD AUTHORITY to vote for all nominees
                Employee Stock Purchase Plan.                           listed:  Raymond J. De Riggi and Norman
                [ ] FOR    [ ] AGAINST   [ ] ABSTAIN                    T. Rolf, Jr.

                                                          INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN
      3.        Proposal to adopt the Company's 1997      INDIVIDUAL NOMINEE, WRITE HIS NAME IN THE SPACE
                Nonqualified Stock Option Plan.           PROVIDED BELOW:
                [ ] FOR    [ ] AGAINST   [ ] ABSTAIN

                                                          ---------------------------------------------------------------

                                                               5.       Proposal to ratify the appointment of Ernst & Young
                                                                        LLP as the independent public accountants of the
                                                                        Company for 1997.
                                                                        [ ] FOR    [ ] AGAINST   [ ] ABSTAIN

       IN THEIR DISCRETION, THE PROXIES NAMED ABOVE MAY VOTE UPON SUCH
         OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
                             ADJOURNMENT THEREOF.

           THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE



    THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.
              This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted (i) FOR the amendments to the Company's 1996 Incentive Stock Plan; (ii) FOR the amendment to the Company's 1996 Employee Stock Purchase Plan; (iii) FOR the proposal to adopt the Company's 1997 Nonqualified Stock Option Plan; (iv) FOR the two nominees as Class I directors of the Company; and (v) FOR the proposal to ratify the appointment of Ernst & Young LLP as the independent public accountants of the Company for 1997.

              Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




                            Dated:  _______________________________________,1997

                                    __________________, Signature of Stockholder

                                    _________________, Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE